UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3790

Pear Tree Funds

(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773

(Address of principal executive offices)

Willard L. Umphrey

Pear Tree Advisors, Inc.

55 Old Bedford Road, Lincoln, MA 01773

(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end: March 31

Date of reporting period: April 1, 2018 through March 31, 2019

ITEM 1.	REPORTS TO SHAREOWNERS.

ANNUAL REPORT
MARCH 31, 2019
U.S. EQUITY FUNDS
PEAR TREE POLARIS SMALL CAP FUND
PEAR TREE QUALITY FUND
INTERNATIONAL EQUITY FUNDS
PEAR TREE AXIOM EMERGING MARKETS WORLD EQUITY FUND*
PEAR TREE PNC INTERNATIONAL SMALL CAP FUND
PEAR TREE POLARIS FOREIGN VALUE FUND
PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

* Formerly Pear Tree PanAgora Emerging Markets Fund.
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

PEAR TREE FUNDS

Important Information About Access to Shareholder Reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Pear Tree Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary or if you invest directly with Pear Tree Funds, by calling 1-800-326-2151 or logging on to www.peartreefunds.com
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Pear Tree Funds at 1-800-326-2151 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with The Pear Tree Funds.

PEAR TREE FUNDS

Pear Tree Polaris Small Cap Fund
Pear Tree Quality Fund
Pear Tree Axiom Emerging Markets World Equity Fund
Pear Tree PNC International Small Cap Fund
Pear Tree Polaris Foreign Value Fund
Pear Tree Polaris Foreign Value Small Cap Fund
ANNUAL REPORT
March 31, 2019
Service Providers	Inside back cover
This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call 1-800-326-2151.
NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

PEAR TREE FUNDS

Dear Fellow Shareholder,
We are pleased to provide you with the Pear Tree Funds’ Annual Report for the fiscal year ended March 31, 2019 and to update you on recent market conditions and the performance of the Pear Tree Funds.
For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at info@peartreefunds.com or call us at 1-800-326-2151 with any questions or for assistance on your account.
Sincerely,
Willard Umphrey
President and Chairman

Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of the Funds’ Investment Manager and Sub-Advisers as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisers to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Pear Tree Fund’s current or future investments.
Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

PEAR TREE FUNDS

FUND EXPENSES
We believe it’s important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears below.
Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
Actual Expenses
The first line for each Share Class for each Fund provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each Share Class for each Fund shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information only to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

PEAR TREE FUNDS

Expense Example for the 6 months ended March 31, 2019
These examples are based on $1,000 being invested at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.
Pear Tree Fund	Share Class	Total Return Description	Beginning Account Value 10/1/18	Ending Account Value 3/31/2019	Annualized Expense Ratio	Expenses Paid During the Period* 10/1/2018- 3/31/2019
Small Cap	Ordinary	Actual	$1,000.00	$909.80	1.35%	$6.45
		Hypothetical	$1,000.00	$1,018.18	1.35%	$6.82
	Institutional	Actual	$1,000.00	$911.70	0.98%	$4.65
		Hypothetical	$1,000.00	$1,020.06	0.98%	$4.92
Quality	Ordinary	Actual	$1,000.00	$994.70	1.26%	$6.26
		Hypothetical	$1,000.00	$1,018.66	1.26%	$6.33
	Institutional	Actual	$1,000.00	$996.60	0.88%	$4.36
		Hypothetical	$1,000.00	$1,020.56	0.88%	$4.41
Emerging Markets	Ordinary	Actual	$1,000.00	$1,008.30	1.55%	$7.75
World Equity		Hypothetical	$1,000.00	$1,017.22	1.55%	$7.78
	Institutional	Actual	$1,000.00	$1,010.30	1.15%	$5.76
		Hypothetical	$1,000.00	$1,019.20	1.15%	$5.78
	R6 **	Actual	$1,000.00	$1,047.00	0.99%	$1.69
		Hypothetical	$1,000.00	$1,020.00	0.99%	$4.98
International	Ordinary ***	Actual	$1,000.00	$1,060.00	4.54%	$7.56
Small Cap		Hypothetical	$1,000.00	$1,002.28	4.54%	$22.68
	Institutional ***	Actual	$1,000.00	$1,060.00	4.17%	$6.94
		Hypothetical	$1,000.00	$1,004.16	4.17%	$20.81
	R6 ***	Actual	$1,000.00	$1,060.00	4.14%	$6.88
		Hypothetical	$1,000.00	$1,004.31	4.14%	$20.66
Foreign Value	Ordinary	Actual	$1,000.00	$941.40	1.42%	$6.88
		Hypothetical	$1,000.00	$1,017.84	1.42%	$7.15
	Institutional	Actual	$1,000.00	$942.90	1.05%	$5.10
		Hypothetical	$1,000.00	$1,019.68	1.05%	$5.30
	R6	Actual	$1,000.00	$943.40	0.96%	$4.63
		Hypothetical	$1,000.00	$1,020.16	0.96%	$4.82
Foreign Value	Ordinary	Actual	$1,000.00	$946.10	1.45%	$7.03
Small Cap		Hypothetical	$1,000.00	$1,017.71	1.45%	$7.29
	Institutional	Actual	$1,000.00	$948.70	1.08%	$5.23
		Hypothetical	$1,000.00	$1,019.56	1.08%	$5.42
	R6	Actual	$1,000.00	$948.40	1.05%	$5.12
		Hypothetical	$1,000.00	$1,019.68	1.05%	$5.31
*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).
** Commenced 01/28/2019. The examples reflecting Actual Returns are based on $1,000 being invested on January 28, 2019 and held until March 31, 2019. Expense are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period). The examples reflecting Hypothetical returns are based on $1,000 being invested at October 1, 2018 (the first day of the second semi-annual period of the Funds' fiscal year) and held for the entire period, that is October 1, 2018 to March 31, 2019.
*** Commenced 01/30/2019. The examples reflecting Actual Returns are based on $1,000 being invested on January 30, 2019 and held until March 31, 2019. Expense are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 59/365 (to reflect the period). The examples reflecting Hypothetical returns are based on $1,000 being invested at October 1, 2018 (the first day of the second semi-annual period of the Funds' fiscal year) and held for the entire period, that is October 1, 2018 to March 31, 2019.

Pear Tree Polaris Small Cap Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$123.2 Million
Number of Portfolio Holdings	46
Average Price to Book Ratio	1.7
Average Price to Earnings Ratio	13.9
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.55%	1.30%
Total Expense Ratio (Net)*	1.55%	1.18%
Ticker Symbol	USBNX	QBNAX
*
per prospectus dated August 1, 2018 as supplemented January 31, 2019. See financial highlights for total expense ratios for the fiscal year ended March 31, 2019. The Fund had no Class R6 Shares outstanding during the reporting period.

All Data as of March 31, 2019
Investment Commentary
(prepared by Polaris Capital Management, LLC, sub-adviser to Pear Tree Polaris Small Cap Fund)
For the fiscal year ended March 31, 2019, Pear Tree Polaris Small Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the Russell 2000 Index (the “Index”). The Fund had a return of 1.87% at net asset value compared to 2.05% for the Index.
Market Conditions and Investment Strategies
Information Technology (IT) holdings added most to Fund performance, followed by Real Estate and Consumer sectors. Notable gains were mitigated by losses in commodity-driven sectors, including Materials and Industrials.
Two of the top contributors hailed from Puerto Rico. Evertec Inc., the payment processor for debit cards, reported strong quarterly results and upbeat guidance, backed by fiscal stimulus in the Commonwealth. OFG Bancorp was also a beneficiary of the post-hurricane recovery, reporting good loan growth, higher net interest margins and better credit metrics.
In addition to Evertec, other IT companies had double digit gains. Insight Enterprises was up more than 50% after posting solid earnings with high organic growth rates and decent operating leverage. New Jersey-based electronic components manufacturer, Bel Fuse Inc., announced improved quarterly earnings and a healthy backlog.
EPR Properties and Physicians Realty Trust, both up in excess of 25%, contributed to strong results in the Real Estate sector. In Consumer Discretionary, Deckers Outdoor Corp. posted solid quarterly results, with better profitability on the back of increased sales of UGG boots, specialty running sneakers and Teva brand sandals.
Conversely, Industrials were weak with nearly half of sector holdings declining more than 10%. In particular, NCI Building Systems Inc. dropped after issuing an annual report that forecast slowing residential construction. The ill-timed November 2018 merger with debt-laden Ply Gem Parent LLC added to losses. Greenbrier Companies Inc. had solid annual results and improving backlog. Yet investors worried about the impact of lower oil prices on future tank car demand.
Portfolio Changes
M&A activity influenced sale decisions during the fiscal year. CoBiz Financial Inc. was acquired by BOK Financial Corp.; Web.com Group Inc. was sold to private equity firm, Siris Capital; Integrated Device Technology was purchased by Japan’s Renesas Electronics Corp.; Microsemi Corp. was the acquisition target of Microchip Technology; Education Realty Trust Inc. was acquired in an all-cash transaction by private real estate company, Greystar. We exited Spanish-language media company, Entravision Communications, following the sale of some of its spectrum licenses at good cash prices. A few were sold due to fundamental deterioration, including the aforementioned NCI Building Systems; others were exited on rich valuations, whereby we booked substantial profits.
Capital was redeployed to numerous holdings: chemical company, Cabot Corp.; online pet medication distributor, PetMed Express Inc.; RBB Bancorp, a California-based bank that caters to the Chinese-American community; Northeast regional bank, Cambridge Bancorp; Regal Beloit Corp., a Wisconsin producer of electric motors for HVAC and industrial applications; chicken supplier Sanderson Farms Inc.; and chemical

Pear Tree Polaris Small Cap Fund

distributor Nexeo Solutions, Inc. The Nexeo buy was fortuitous; soon after purchase, it became the premium-priced acquisition target of Univar.
A Look Ahead
The dour U.S. market of late 2018 gave way to a rally in the first quarter of 2019. Market volatility will likely continue, and stocks may trend lower during periods of macro-economic upheaval. We intend to seize the opportunity to add not only attractively valued, but also higher quality, companies to the portfolio.
Top 10 Holdings
Percentage of total net assets	27.2%
Sanderson Farms, Inc.	2.9%
Continental Building Products Inc.	2.9%
Deckers Outdoor Corporation	2.8%
Insight Enterprises, Inc.	2.7%
OFG Bancorp	2.7%
Kforce, Inc.	2.7%
Cinemark Holdings, Inc.	2.7%
Regal Beloit Corporation	2.7%
EVERTEC Inc	2.6%
Avnet, Inc.	2.5%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Financials	28.5%
Industrials	21.4%
Information Technology	10.4%
Consumer Discretionary	7.3%
Health Care	7.0%
Real Estate	6.8%
Materials	4.9%
Energy	4.5%
Consumer Staples	2.9%
Communication Services	2.7%
Utilities	2.4%
CASH + other assets (net)	1.2%

Value of a $10,000 Investment
Pear Tree Polaris Small Cap. (PTSC) Ordinary Shares vs. Russell 2000 Index

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC.

Pear Tree Polaris Small Cap Fund

Average Annual Total Returns
	1Q 2019	Six Months	One Year	Five (3) Year	Ten (3) Year	Since (3) Inception	Inception Date
Ordinary Shares	11.59%	(9.02)%	1.87%	3.91%	12.70%	9.34%	08/03/1992
Institutional Shares (1)	11.69%	(8.83)%	2.30%	4.23%	13.02%	8.89%	01/06/1993
Russell 2000 (2)	14.58%	(8.57)%	2.05%	7.05%	15.36%	9.54%	————————
(1)
Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(2)
The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date of the Index is 08/03/92. The Russell 2000 Index is maintained by FTSE Russell, a subsidiary of the London Stock Exchange Group.

(3)
Returns that cover periods prior to 01/01/2015 include performance information of another investment sub-adviser.

The Fund had no Class R6 Shares outstanding during the reporting period.
Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers. The Fund may invest in foreign issuers that trade on U.S. stock exchanges. These issuers may be subject to special risks including different corporate governance rules and bankruptcy laws.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Quality Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$143.7 Million
Number of Portfolio Holdings	41
Average Price to Book Ratio	4.6
Average Price to Earnings Ratio	17.4
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.54%	1.29%
Total Expense Ratio (Net)*	1.29%	0.92%
Ticker Symbol	USBOX	QGIAX
*
per prospectus dated August 1, 2018 as supplemented January 31, 2019. See financial highlights for total expense ratios for the fiscal year ended March 31, 2019. The Fund had no Class R6 Shares outstanding during the reporting period.

All Data as of March 31, 2019
Investment Commentary
(prepared by Pear Tree Advisors, Inc., the Investment Manager to Pear Tree Quality Fund)
For the fiscal year ended March 31, 2019, the Pear Tree Quality Fund's Ordinary Shares (the "Fund") outperformed its benchmark, S&P 500 (the “Index"). The Fund achieved a return of 14.16% at net asset value compared to 9.50% for the Index.
Market Conditions and Investment Strategies
The Fund’s investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the “Target Portfolio”) and monitoring the Target Portfolio’s holdings. The Fund’s investment adviser, at the direction of the investment manager, rebalances the Fund’s portfolio to correspond to the Target Portfolio’s most recent holdings as publicly reported. From April 1, 2018 to March 31, 2019, the Fund’s Ordinary Shares, when compared to the Target Portfolio, had a tracking error of 0.29.
Over the previous twelve months, the Healthcare sector was the largest positive contributor to the Fund’s performance mainly due to stock selection. The Communication Services, Energy, Financials, Industrials, Information Technology and Materials sectors also contributed to performance.
The largest detractors from performance came from the Real Estate and Utilities sector. The portfolio has no holdings in either sector which detracted from performance. Other detractors were an underweight position in Consumer Discretionary along with stock selection in the Information Technology and Energy sectors.
Portfolio Changes
We expect the Fund to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.
For the fiscal year ended March 31, 2019, the Fund rebalanced the holdings four times in response to the quarterly holdings report filed by the Target Portfolio. The four rebalances resulted in the sale of 13 positions. The Fund also opened new positions in four companies; one Communication Services company, one Consumer Discretionary company, one Information Technology company and one Health Care company.
A Look Ahead
For the foreseeable future, the Fund’s investment manager expects the Target Portfolio to remain the same. For more information on the selection of the Target Portfolio(s), please see the Fund’s Prospectus.

Fund trading execution is overseen by Mark D. Tindall, CFA of Chartwell Investment Partners, LLC

Pear Tree Quality Fund

Top 10 Holdings
Percentage of total net assets	45.0%
Alphabet Inc.	7.1%
Apple, Inc.	6.6%
Microsoft Corporation	5.7%
Oracle Corportation	4.9%
Johnson & Johnson	3.7%
3M Company	3.6%
Costco Wholesale Corporation	3.5%
Medtronic plc	3.4%
Accenture plc	3.3%
UnitedHealth Group, Inc.	3.2%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Information Technology	35.10%
Health Care	22.50%
Consumer Staples	14.30%
Financials	8.60%
Communication Services	8.50%
Industrials	6.90%
Consumer Discretionary	2.90%
Energy	0.00%
Materials	0.00%
Real Estate	0.00%
Telecommunication Services	0.00%
Utilities	0.00%
Cash + other assets (net)	1.20%

Value of a $10,000 Investment
Pear Tree Quality (PTQ) Ordinary Shares vs. S&P 500 Index

Pear Tree Quality Fund

Average Annual Total Returns
	1Q 2019	Six Months	One Year	Five Year	Ten (3) Year	Since (3) Inception	Inception Date
Ordinary Shares	13.50%	(0.53)%	14.16%	11.48%	14.72%	9.49%	05/06/85
Institutional Shares (1)	13.63%	(0.34)%	14.59%	11.80%	15.09%	8.51%	03/25/91
S & P 500 (2)	13.65%	(1.72)%	9.50%	10.91%	15.92%	10.85%	————————
(1)
Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(2)
The S&P 500 Index is an unmanaged index of stocks chosen for their size and industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. For comparative performance purposes the beginning date for the Index is 05/29/85. S&P 500 Index is a registered mark of Standard & Poor’s.

(3)
Returns that cover periods prior to 01/01/2011 include performance information of other investment sub-advisers pursuing different strategies.

The Fund had no Class R6 Shares outstanding during the reporting period.
Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, may not be able to attain the high growth rates of successful smaller companies, and may be unable to respond as quickly to competitive challenges.
Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Axiom Emerging Markets World Equity Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$94.5 Million
Number of Portfolio Holdings	138
Average Price to Book Ratio	2.5
Average Price to Earnings Ratio	15.3
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.66%	1.40%	1.25%
Total Expense Ratio (Net)*	1.44%	1.06%	0.99%
Ticker Symbol	QFFOX	QEMAX	QFFRX
*
per prospectus dated August 1, 2018 as supplemented January 31, 2019. See ﬁnancial highlights for the total expense ratios for the year ended March 31, 2019.

All Data as of March 31, 2019
Investment Commentary
(prepared by PanAgora Asset Management Inc, former sub-adviser to Pear Tree PanAgora Emerging Markets Fund and Axiom International Investors LLC, current sub-adviser to Pear Tree Axiom Emerging Markets World Equity Fund)
For the fiscal year ended March 31, 2019, the Pear Tree Axiom Emerging Markets World Equity Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI EM Index (the “Index”). The Fund had a return of (8.31%) at net asset value compared to (7.06%) for the Index.
Market Conditions and Investment Strategies
For the first eight months of the annual period, the Fund was subadvised by PanAgora Asset Management, Inc. (“PanAgora”). Axiom International Investors LLC (“Axiom”) began managing the Fund with the current principal investment strategies on January 1, 2019 after a transition period beginning December 8, 2018.
During the first eight months, on a country basis, the largest detractors were Turkey (0.92%) and India (0.84%). Among holdings in Turkey, the largest detractor was an overweight position in Eregli Demir ye Celik Fabrikalari T.A.S., while among holdings in India, the largest detractor was an underweight position in Reliance Industries Limited. The largest contributors were China 0.98% and South Korea 0.76%. Among holdings in China, the largest contributor was an underweight position in Tencent Holdings Ltd., while among holdings in South Korea, the largest contributor was an overweight position in SK Telecom Co., Ltd.
On a sector basis, the largest detractors were Materials (1.30%) and Industrials (0.90%). Among holdings in Materials, the largest detractor was an overweight position in Lotte Chemical Corp, while among holdings in Industrials, the largest detractor was an overweight position in Turk Hava A.O. The largest contributors for the period were Communication Services 1.17% and Consumer Staples 0.67%. Among holdings in Communication Services, the largest contributor was an underweight position in Bharti Airtel Limited, while among holdings in Consumer Staples, the largest contributor was an overweight position in President Chain Store Corporation.
During the last quarter of the annual period when Axiom began subadvising the Fund, emerging markets rallied 9.9% in Q1 2019, more than reversing Q4 2018’s 7.5% loss. This was driven by progress on US-China trade negotiations, Chinese economic stimulus policies, and the US Fed’s pivot towards a more dovish stance. The gains occurred despite negative earnings revisions of  (3%) for the Index this quarter. Fund earnings weathered the headwinds better than the Index, helping returns this quarter. Easier global monetary policy and lower emerging market credit spreads contributed to a 13% increase in the emerging markets index PE ratio to 12x.
Outperformance for the first quarter of 2019 was driven by stock selection across a variety of sectors. Two of the best performers were Chinese holdings, Kweichow Moutai and Wuliangye in the Consumer Staples sector. Stock selection in the Industrials and Energy sectors was also positive led by Chinese stocks Centre Testing and Shanghai Airport, along with China’s CNOOC and Brazil’s Petrobras respectively. On the negative side, Real Estate holdings detracted as Axiom’s relatively conservative China holdings lagged more leveraged companies in the sector.
From a geographic perspective, China and Korea were the best performers primarily due to stock selection. Latin America detracted from performance as political volatility in Argentina and Brazil led to negative attribution in the region.
In terms of specific stock attribution, Chinese distilled spirits stocks Kweichow Moutai and Wuliangye, both mentioned above, were strong contributors as were two other Chinese holdings, Ping An Insurance and

Pear Tree Axiom Emerging Markets World Equity Fund

Centre Testing. In addition, the Energy sector holdings were notable contributors including Petrobras, CNOOC and Lukoil. Finally, Axiom’s ‘emerging revenue’ stocks made a positive contribution this quarter including Airbus which received a large new order from China following strong quarterly results.
Portfolio Changes
The time period between 12/8/2018, when Axiom began managing the Fund, and when the current principal investment strategies began on 1/1/2019 was a transition period. During the first calendar quarter of 2019, the Fund’s key purchases included additions to Chinese consumer facing positions to capitalize on growing state policy support for these names combined with robust company-specific growth drivers. Axiom did this by increasing positions in Chinese e-commerce leader Alibaba, and high-end traditional Chinese Liquor producer, Kweichow Moutai, in addition to initiating a position in sportswear company Anta Sports. Axiom reduced the position in leading Brazilian financial institution, Itau Unibanco, which, after a period of strong performance, experienced slightly disappointing results, to fund other opportunities in Brazil. The Fund also exited its position in Polish financial institution, PKO, due to deteriorating regional macroeconomic indicators and because a more dovish than expected outlook from the Polish central bank may curb consensus expectations for lending margin expansion.
A Look Ahead
Axiom has begun to see signs of economic stabilization in the last few weeks including a cluster of more positive data points in China, Europe and the US. Market growth appears to be in the early stages of stabilizing after several quarters of headwinds, albeit at a lower absolute level than last year. In a world where growth remains modest, Axiom’s portfolio of dynamic growth stocks appears well positioned to benefit as some of the recent macro and political headwinds abate and investors refocus on operating fundamentals.

The Fund’s lead portfolio manager is Andrew Jacobson of Axiom International Investors LLC.

Pear Tree Axiom Emerging Markets World Equity Fund

Top 10 Holdings
Percentage of total net assets	32.8%
Alibaba Group Holding Ltd.	6.1%
Tencent Holdings Limited	5.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	5.1%
Samsung Electronics Company, Ltd.	2.9%
Ping An Insurance Group H Share	2.8%
iShares Core MSCI Emerging Markets ETF	2.2%
China Merchants Bank Co., Ltd.- H Shares	2.1%
Banco Bradesco S.A.	2.1%
Kweichow Moutai Co., Ltd.	1.9%
HDFC Bank Ltd.	1.9%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Financials	26.8%
Information Technology	18.5%
Consumer Discretionary	13.8%
Consumer Staples	11.3%
Industrials	9.2%
Energy	5.9%
Communication Services	3.7%
Real Estate	3.0%
Materials	2.3%
Health Care	1.9%
Utilities	0.8%
Mutual Funds	2.2%
CASH + other assets (net)	0.6%

Top 10 Country Allocations
Percentage of total net assets	84.2%
China	22.3%
Hong Kong	13.6%
Brazil	11.3%
Taiwan	9.9%
India	7.9%
South Korea	6.9%
Russia	3.9%
Indonesia	3.2%
South Africa	2.8%
Mexico	2.4%
Value of a $10,000 Investment
Pear Tree Axiom Emerging Markets World Equity (PTEM) Ordinary Shares vs. MSCI EM Index

Pear Tree Axiom Emerging Markets World Equity Fund

Average Annual Total Returns
	1Q 2019	Six Months (3)	One Year (3)	Five Year (3)	Ten Year (3)	Since Inception (3)	Inception Date
Ordinary Shares	10.55%	0.83%	(8.31)%	0.49%	7.22%	4.76%	09/30/1994
Institutional Shares (1)	10.67%	1.03%	(7.94)%	0.80%	7.52%	6.08%	04/02/1996
R6 Shares (1)	-%	-%	-%	-%	-%	4.70%	01/28/2019
MSCI EM (2)	9.95%	1.83%	(7.06)%	4.06%	9.31%	5.13%	————————
(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(2)
The MSCI Emerging Markets (“MSCI EM”) Index is an unmanaged index composed of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 09/30/94. The MSCI EM Index is maintained by MSCI Inc.

(3)
Returns that cover periods prior to 01/01/2019 include performance information of other investment sub-advisers pursuing different strategies.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.

Pear Tree PNC International Small Cap Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$10.7 Million
Number of Portfolio Holdings	90
Average Price to Book Ratio	3.6
Average Price to Earnings Ratio	18.6
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.82%	1.45%	1.42%
Total Expense Ratio (Net)*	N/A	N/A	N/A
Ticker Symbol	QISOX	QISIX	QISRX
*
per prospectus dated August 1, 2018 as supplemented January 31, 2019. See ﬁnancial highlights for the total expense ratios for the year ended March 31, 2019.

All Data as of March 31, 2019
Investment Commentary
(prepared by PNC Capital Advisors LLC, subadviser to Pear Tree PNC International Small Cap Fund)
The Pear Tree PNC International Small Cap Fund began operations on January 30, 2019. For the period, January 30, 2019 to March 31, 2019, the Pear Tree PNC International Small Cap Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the MSCI ACWI ex USA Small Cap (the “Index”). The Fund achieved a return of 6.00% at net asset value compared to 2.33% for the Index.
Market Conditions and Investment Strategies
The Fund’s investment strategy combines quantitative and qualitative assessments of countries and securities. A country allocation framework, along with a multi-factor security selection framework combine to create a refined universe of stocks for more detailed fundamental analysis. This fundamentally oriented analysis not only confirms the integration of the bottom-up security selection and top-down country allocation frameworks, but also aims to identify specific companies with robust and sustainable growth rates, high-quality balance sheets, and management teams with clearly defined growth strategies. Additionally, potential investments should be located in countries that have reasonable valuations, low risk (including currency), and strong economic growth.
The largest contributors to returns by country were Japan, Australia, and Israel, while the largest detractors were Brazil, South Korea, and Taiwan. By sector, the largest contributors to returns were Technology, Healthcare, and Financials. The largest detractors, by sector, were Materials, Communication Services, and Utilities.
Portfolio Changes
During the period, the Fund initiated positions in Canada Goose Holdings, Inc. along with China Aoyuan Group Ltd. Canada Goose designs, manufactures, distributes and retails luxury outerwear. China Aoyuan is an investment holding company, which engages in property development and property investment. The Fund sold Learning Technologies Group Plc, which operates as a holding company that provides e-learning services and technologies to corporate clients.
A Look Ahead
International investors have been witnessing slowing global growth over the past several quarters. The question now becomes whether the global economy slips into recession or whether we witness a rebound off of another mid-cycle slowdown, similar to 2016. On the one hand, negative interest rates, a broad-based industrial downturn, jittery emerging markets (e.g. Turkey), and inverted yield curves point to potential trouble ahead. We believe that a stabilizing China, low inflation, a resilient consumer, and more accommodative monetary policies will allow for the mid-cycle scenario to play out. We continue to closely monitor inflationary pressures, currency prices, and geopolitical and policy risks. While we expect some continued near-term U.S. dollar stability, we expect dollar weakness to reassert itself in the medium to longer term. Global investors remain concerned about high relative levels of developed and developing market indebtedness, geopolitical considerations and populism, central bank policy, and the sustainability of global growth. We continue to search for companies within attractive regions that have robust earnings growth, high-quality balance sheets, strong management teams, and clearly defined growth strategies.

Pear Tree PNC International Small Cap Fund

Top 10 Holdings
Percentage of total net assets	17.5%
PeptiDream Inc.	2.2%
Lasertec Corporation	2.0%
Vanguard FTSE All-World ex-US	2.0%
Aramex PJSC	1.9%
Infomart Corporation	1.6%
Norway Royal Salmon ASA	1.6%
Anton Oilfield Services Group	1.6%
Nihon M&A Center Inc.	1.6%
Clinigen Group PLC	1.5%
BK Brasil Operacap E Assessoria A Resturantes S.A.	1.5%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio
Sector Allocation
Percentage of total net assets	100.0%
Health Care	22.2%
Information Technology	20.1%
Industrials	13.4%
Consumer Discretionary	11.0%
Consumer Staples	8.5%
Financials	7.7%
Materials	3.2%
Real Estate	3.1%
Energy	2.3%
Communication Services	2.0%
Utilities	0.9%
Mutual Funds	2.0%
CASH + other assets (net)	3.6%

Top 10 Country Allocations
Percentage of total net assets	65.6%
Japan	20.0%
United Kingdom	9.4%
Sweden	6.6%
Australia	5.9%
Canada	5.6%
Germany	4.7%
Singapore	3.9%
Egypt	3.2%
Norway	3.2%
France	3.1%
Value of a $10,000 Investment
Pear Tree PNC International Small Cap (QISOX) Ordinary Shares vs. MSCI ACWI ex USA Small Cap Index

The Fund’s lead portfolio manager is Martin C. Schulz, of PNC Capital Advisors LLC.

Pear Tree PNC International Small Cap Fund

Average Annual Total Returns
	1Q 2019	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	— %	— %	— %	— %	— %	6.00%	01/30/2019
Institutional Shares (1)	— %	— %	— %	— %	— %	6.00%	01/30/2019
R6 Shares (1)	— %	— %	— %	— %	— %	6.00%	01/30/2019
MSCI ACWI ex USA Small Cap (2)	— %	— %	— %	— %	— %	2.33%	————————
(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(2)
The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 2,372 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. You cannot invest directly in an index. For comparative performance purposes, the beginning date of the Index is January 30, 2019. The MSCI ACWI ex USA Small Cap Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Polaris Foreign Value Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$3,620.0 Million
Number of Portfolio Holdings	54
Average Price to Book Ratio	1.5
Average Price to Earnings Ratio	12.4
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.51%	1.26%	1.10%
Total Expense Ratio (Net)*	1.41%	1.04%	0.94%
Ticker Symbol	QFVOX	QFVIX	QFVRX
*
per prospectus dated August 1, 2018 as supplemented January 31, 2019. See ﬁnancial highlights for the total expense ratios for the year ended March 31, 2019.

All Data as of March 31, 2019
Investment Commentary
(prepared by Polaris Capital Management, LLC, subadviser to Pear Tree Polaris Foreign Value Fund)
For the fiscal year ended March 31, 2019, the Pear Tree Polaris Foreign Value Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI EAFE Index (the “Index”). The Fund had a return of (3.56%) at net asset value compared to (3.22%) for the Index.
Market Conditions and Investment Strategies
Cyclical sectors detracted most from returns, while Consumer Staples, Healthcare and Utilities proved to be defensive safe havens. Positive country contributions came from Switzerland, Australia, Ireland and India. Out-of-benchmark holdings in Colombia and Puerto Rico also added to gains. Notable country detractors were the U.K. and France.
Irish convenience foods supplier, Greencore Group plc, was the top contributor for the year. Greencore delivered excellent results by mid-2018. In late May, the company announced half-year numbers, highlighting revenue growth from both its U.K. food-to-go grocery business and its U.S. Peacock Foods divestiture. Among other top performers, Swiss pharmaceutical company, Novartis AG, cited quarterly results with both organic revenue and earnings growth; the company went on to reiterate its optimistic full-year guidance. Supply-demand metrics worked in BHP Group’s favor, as competitor Vale’s iron ore tailings dam failed in January. Iron prices rose from the low $70s to mid-$80s due to the supply disruption. Puerto Rican bank, Popular, Inc., reported top-line growth and improving net interest margins, while discharging more non-performing loans. Income contributions from the acquisition of Wells Fargo’s auto finance business, Reliable Financial Services, further boosted results.
Detractors were generally concentrated in Materials and Industrials, with seven of the 10 worst performing stocks within these two sectors. French minerals company, Imerys SA, had solid first quarter earnings, but unfavorable foreign exchange rates and a recent U.S. verdict against Imerys’ talcum powder unit put pressure on the stock. Both LANXESS and BASF fell during the period due to industry-wide pricing softness in chemicals. In Industrials, U.K.-based Babcock International reaffirmed full year profit targets, but lowered revenue assumptions due to the reorganization of major client, the U.K. Navy. A spurious short-seller report also pressured the stock. Austria-based Andritz AG declined as it missed fourth quarter 2018 revenue and earnings-per-share estimates.
Portfolio Changes
During the year, we exited our positions in Symrise AG, Asahi Group Holdings and WorleyParsons entirely on rich valuation, netting satisfying profits. A few others were sold due to changes in strategy or fundamentals that no longer aligned with evolving market conditions. Cash was redeployed to purchase new positions in two Korean companies, Shinhan Financial Group and Korean Tobacco & Ginseng Corporation; Japan’s Sumitomo Mitsui Trust Holding; and SKF AB, a Swedish bearings/seal manufacturer.

Pear Tree Polaris Foreign Value Fund

A Look Ahead
Current growth drivers may not be sustainable, as many portfolio companies are projecting sluggish business conditions. We are already seeing signs of this at a macro-economic level, with China's economy slowing, compounded by worries in Europe. Volatility will likely ensue, as evidenced by the fourth quarter 2018 correction and subsequent early 2019 rally. As value managers, we intend to capitalize on these tumultuous periods to add high-quality, undervalued companies to the Fund portfolio.
Top 10 Holdings
Percentage of total net assets	22.7%
Nexon Co., Limited	2.5%
Novartis AG	2.5%
Cineworld Group plc	2.5%
Popular, Inc.	2.3%
Next plc	2.2%
Hannover Rueck SE	2.2%
Vinci SA	2.2%
DNB Bank ASA	2.1%
Michelin (CGDE)	2.1%
United Overseas Bank Limited	2.1%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Financials	23.4%
Materials	16.4%
Consumer Discretionary	14.4%
Communication Services	12.7%
Industrials	11.6%
Information Technology	4.7%
Health Care	4.1%
Consumer Staples	3.3%
Utilities	2.0%
Cash and Other Assets (Net)	7.4%

Top 10 Country Allocations
Percentage of total net assets	71.9%
United Kingdom	16.3%
South Korea	9.9%
Germany	9.3%
France	8.3%
Japan	8.2%
Norway	5.9%
Sweden	5.4%
Canada	3.8%
Switzerland	2.5%
Puerto Rico	2.3%
Value of a $10,000 Investment
Pear Tree Polaris Foreign Value (PTFV) Ordinary Shares vs. MSCI EAFE Index

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

Pear Tree Polaris Foreign Value Fund

Average Annual Total Returns
	1Q 2019	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	9.09%	(5.86)%	(3.56)%	2.49%	12.80%	6.31%	05/15/1998
Institutional Shares (1)	9.17%	(5.71)%	(3.20)%	2.80%	13.09%	7.65%	12/18/1998
R6 Shares (1)	9.26%	(5.66)%	(3.15)%	—%	—%	6.70%	02/06/2017
MSCI EAFE (2)	10.13%	(3.64)%	(3.22)%	2.81%	9.47%	4.50%	————————
(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(2)
The MSCI Europe, Australia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 05/29/98. The MSCI EAFE Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Polaris Foreign Value Small Cap Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$1,063.7 Million
Number of Portfolio Holdings	73
Average Price to Book Ratio	1.4
Average Price to Earnings Ratio	12.8
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.52%	1.27%	1.12%
Total Expense Ratio (Net)*	1.42%	1.05%	1.02%
Ticker Symbol	QUSOX	QUSIX	QUSRX
*
per prospectus dated August 1, 2018 as supplemented January 31, 2019. See ﬁnancial highlights for the total expense ratios for the year ended March 31, 2019.

All Data as of March 31, 2019
Investment Commentary
(prepared by Polaris Capital Management, LLC, subadviser to Pear Tree Polaris Foreign Value Small Cap Fund)
For the fiscal year ended March 31, 2019, the Pear Tree Polaris Foreign Value Small Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (the "Index”). The Fund had a return of (9.33%) at net asset value compared to (9.13%) for the Index.
Market Conditions and Investment Strategies
The Fund declined slightly more than the benchmark in a down market that grappled with BREXIT, U.S.-China trade wars and decelerating global growth. Positive performance from Information Technology, Utilities, Energy and Real Estate did little to mitigate losses among Consumer Discretionary, Financial and Industrial sectors. At the country level, the Fund’s exposure to emerging markets including Taiwan, Thailand and Brazil aided performance. Results were negatively impacted by holdings in the U.K., France and Japan.
Concerns surrounding BREXIT weighed heavily on many U.K. companies. Homebuilder Crest Nicholson Holdings posted solid revenues, profits and bookings; yet investors were concerned about margin compression based on flattening housing prices and cost inflation. Investors were unimpressed by Restaurant Group, which came out with a rights issue to finance the acquisition of Wagamama.
Macro-economic impacts were also noted in France, where “yellow vest” riots hampered tourism and travel. Both Elis SA and IPSOS declined in this environment, with IPSOS reporting lower-than-expected organic revenues. Indian holdings were mixed, with NIIT Technologies a top performer offset by losses within banking holdings. In particular, South Indian Bank Ltd had solid results, with loan growth, greater core deposits, higher net interest margins and improving asset quality. Yet the stock price dropped after the bank announced a capital raise that will create share dilution.
At the sector level, gains were notable in Information Technology, as Yageo Corporation, NIIT Technologies, and Sitronix Technology Corp. each posted returns in excess of 40%. Yageo reported robust sales and volumes in its multi-layer ceramic capacitor business, encouraging the company to raise product prices in April. NIIT recorded excellent results, citing stronger sales, rising profits and an increasing order book. Sitronix gained after projecting demand for its panel driver ICs, which are core components in feature phones and lower end smartphones in emerging markets.
Portfolio Changes
The Fund had approximately a dozen new purchases and nearly twice as many sales, some of which were precipitated on M&A activity. At the end of 2017, a Middle East-based consulting firm took a 19% stake in Australian energy consulting firm, WorleyParsons, with a view toward a takeover. The stock price ticked up, and we sold the company at a healthy profit. IFG Group was the target of an acquisition bid by U.K. private equity firm, Epiris Funds. The stock rose more than 40% on the news, and the Fund took the opportunity to sell. Others were sold upon reaching the Fund’s target prices, including Zojirushi Corp., Yageo Corp, Nolato AB and KRBL Limited. A few were exited on fundamental deterioration. Many of the year’s new buys were centralized in emerging markets and Japan.

Pear Tree Polaris Foreign Value Small Cap Fund

A Look Ahead
The late 2018 global markets correction brought stocks down to more attractive valuations. Our investment screens continue to uncover numerous opportunities in the small cap space. We are conducting fundamental research on select companies and may continue to add to the portfolio in coming quarters.
Top 10 Holdings
Percentage of total net assets	20.5%
Wetherspoon (J.D.) plc	2.1%
Elis SA	2.1%
Elite Material Co., Limited	2.1%
Daicel Corporation	2.1%
Dowa Holdings Co., Limited	2.1%
Prima Meat Packers Limited	2.0%
Cineworld Group plc	2.0%
Crest Nicholson Holdings plc	2.0%
Iwatani Corporation	2.0%
Lancashire Holdings Limited	2.0%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio
Sector Allocation
Percentage of total net assets	100.0%
Consumer Discretionary	18.8%
Industrials	15.9%
Financials	15.5%
Information Technology	14.7%
Materials	7.2%
Consumer Staples	6.4%
Utilities	5.5%
Communication Services	2.4%
Energy	2.0%
Real Estate	2.0%
Health Care	1.2%
Energy	0.0%
CASH + other assets (net)	8.4%

Top 10 Country Allocations
Percentage of total net assets	78.5%
United Kingdom	17.8%
Japan	17.6%
Taiwan	12.0%
Norway	5.5%
Ireland	5.5%
Thailand	4.7%
India	4.7%
South Korea	4.0%
Hong Kong	3.9%
China	2.8%
Value of a $10,000 Investment
Pear Tree Polaris Foreign Value Small Cap (PTFVSC) Ordinary Shares vs. MSCI ACWI ex USA Small Cap Index

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

Pear Tree Polaris Foreign Value Small Cap Fund

Average Annual Total Returns
	1Q 2019	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	9.27%	(5.39)%	(9.33)%	3.05%	14.51%	6.00%	05/01/2008
Institutional Shares (1)	9.44%	(5.13)%	(8.95)%	3.37%	14.83%	6.28%	05/01/2008
R6 Shares (1)	9.51%	(5.16)%	(8.95)%	—%	—%	6.24%	02/06/2017
MSCI ACWI ex USA Small Cap (2)	10.35%	(5.51)%	(9.13)%	3.64%	12.25%	4.24%	—
(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(2)
The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 2,372 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. You cannot invest directly in an index. For comparative performance purposes, the beginning date of the Index is May 01, 2008. The MSCI ACWI ex USA Small Cap Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2019
Common Stock — 98.8%
	Shares	Value
BANKS — 24.1%
Ameris Bancorp	69,900	$2,401,065
BOK Financial Corporation	11,964	975,664
Brookline Bancorp, Inc.	167,300	2,409,120
Bryn Mawr Bank Corporation	70,946	2,563,279
Cambridge Bancorp (b)	31,030	2,570,835
Central Pacific Financial Corporation	104,783	3,021,942
Colony Bankcorp, Inc.	157,079	2,686,051
Dime Community Bancshares, Inc.	151,600	2,839,468
F.N.B. Corporation	242,880	2,574,528
International Bancshares Corporation	64,900	2,468,147
OFG Bancorp	170,600	3,376,174
RBB Bancorp	98,097	1,844,224
		29,730,497
BUILDING PRODUCTS — 2.8%
Continental Building Products, Inc. (a)	141,800	3,515,222
CAPITAL MARKETS — 2.1%
Hercules Capital, Inc. (b)	208,367	2,637,926
CHEMICALS — 4.6%
Cabot Corporation	74,500	3,101,435
Ferro Corporation (a)	134,035	2,537,283
		5,638,718
COMMUNICATIONS EQUIPMENT — 2.3%
Bel Fuse, Inc. Class B	111,100	2,808,608
CONSTRUCTION MATERIALS — 0.4%
U.S. Concrete, Inc. (a)	10,960	453,963
ELECTRIC UTILITIES — 2.4%
ALLETE, Inc.	35,400	2,910,942
ELECTRICAL EQUIPMENT — 2.7%
Regal Beloit Corporation	40,200	3,291,174
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 5.3%
Avnet, Inc.	72,100	3,126,977
Insight Enterprises, Inc.	61,327	3,376,665
		6,503,642
ENERGY EQUIPMENT & SERVICES — 2.5%
Dril-Quip, Inc. (a)	66,300	3,039,855

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.8%
Digital Realty Trust, Inc.	19,816	$2,358,104
EPR Properties	39,910	3,069,079
Physicians Realty Trust	158,222	2,976,156
		8,403,339
FOOD PRODUCTS — 2.9%
Sanderson Farms, Inc.	27,100	3,572,864
HEALTH CARE EQUIPMENT & SUPPLIES — 4.1%
Computer Programs and Systems, Inc.	99,250	2,946,732
Natus Medical, Inc. (a)	83,120	2,109,586
		5,056,318
INSURANCE — 2.2%
United Insurance Holdings Corporation	170,651	2,713,351
INTERNET & DIRECT MARKETING RETAIL — 2.2%
PetMed Express, Inc. (b)	118,500	2,699,430
IT SERVICES — 2.9%
Alliance Data Systems Corporation	2,255	394,580
EVERTEC, Inc.	113,200	3,148,092
		3,542,672
LIFE SCIENCES TOOLS & SERVICES — 0.7%
Cambrex Corporation (a)	21,397	831,273
MACHINERY — 4.2%
Exco Technologies Limited	384,900	2,728,398
Greenbrier Companies, Inc. (The)	75,100	2,420,473
		5,148,871
MEDIA — 2.7%
Cinemark Holdings, Inc.	82,791	3,310,812
OIL, GAS & CONSUMABLE FUELS — 2.0%
Diamondback Energy, Inc.	24,070	2,443,827
PHARMACEUTICALS — 2.2%
Phibro Animal Health Corporation	83,900	2,768,700
PROFESSIONAL SERVICES — 2.7%
Kforce, Inc.	95,694	3,360,773

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value
ROAD & RAIL — 2.1%
Knight-Swift Transportation Holdings Inc.	77,594	$2,535,772
SPECIALTY RETAIL — 2.2%
Asbury Automotive Group, Inc. (a)	40,046	2,777,591

TEXTILES, APPAREL & LUXURY GOODS — 2.8%
Deckers Outdoor Corporation (a)	23,500	3,454,265
TRADING COMPANIES & DISTRIBUTORS — 6.9%
Air Lease Corporation	83,400	2,864,790
Univar, Inc. (b)	115,497	2,559,413
WESCO International, Inc. (a)	57,600	3,053,376
		8,477,579
TOTAL COMMON STOCK
(Cost $97,106,855)		121,627,984

Short Term Investments—0.4%
	Par Value	Value
Money Market—0.4%
State Street Bank Institutional U.S. Government Money Market Fund, 2.39% (c) (Cost $530,101)	$530,101	530,101
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—99.2% (Cost $97,636,956)		122,158,085
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—8.4%
Money Market—8.4%
BlackRock FedFund (Institutional Shares), 2.39% (c) (Cost $10,398,758)		10,398,758
TOTAL INVESTMENTS—107.6% (Cost $108,035,714)		132,556,843
OTHER ASSETS & LIABILITIES (NET)—(7.6)%		(9,404,087)
NET ASSETS—100%		$123,152,756
(a)
Non-income producing security

(b)
All or a portion of this security was out on loan.

(c)
Interest rate reflects seven-day effective yield on March 31, 2019.

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
(d)
At March 31, 2019, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of  $108,074,037 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$26,599,779
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,116,973)
Net unrealized appreciation/(depreciation)	$24,482,806
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS

March 31, 2019
Common Stock — 98.8%
	Shares	Value
AEROSPACE & DEFENSE — 2.1%
United Technologies Corporation	23,914	$3,082,275
BANKS — 5.6%
U.S. Bancorp	81,178	3,911,968
Wells Fargo & Company	86,604	4,184,705
		8,096,673
BEVERAGES — 2.2%
Coca-Cola Company (The)	51,951	2,434,424
PepsiCo, Inc.	6,141	752,579
		3,187,003
COMMUNICATIONS EQUIPMENT — 3.7%
Cisco Systems, Inc.	75,388	4,070,198
QUALCOMM Incorporated	21,168	1,207,211
		5,277,409
DIVERSIFIED FINANCIAL SERVICES — 2.9%
American Express Company	38,359	4,192,639
ELECTRICAL EQUIPMENT — 1.2%
Honeywell International, Inc.	10,660	1,694,087
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.7%
Amphenol Corporation	10,699	1,010,414
FOOD PRODUCTS — 1.8%
Nestle, S.A. (b)	27,582	2,629,116
FOOD STAPLES & DRUG RETAILING — 3.5%
Costco Wholesale Corporation	21,013	5,088,088
HEALTH CARE EQUIPMENT & SUPPLIES — 6.1%
Abbott Laboratories	30,812	2,463,111
Becton, Dickinson and Company	5,738	1,432,951
Medtronic plc	52,987	4,826,056
		8,722,118
HEALTH CARE PROVIDERS & SERVICES — 5.4%
Anthem, Inc.	11,046	3,169,981
UnitedHealth Group, Inc.	18,469	4,566,645
		7,736,626
HOTELS RESTAURANT & LEISURE — 0.6%
Compass Group plc (b)	34,881	835,051

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value
HOUSEHOLD PRODUCTS — 4.0%
Reckitt Benckiser Group plc	33,977	$2,827,953
Unilever plc (b)	51,761	2,987,645
		5,815,598
INDUSTRIAL CONGLOMERATES — 3.6%
3M Company	24,951	5,184,319
INTERACTIVE MEDIA & SERVICES — 8.5%
Alphabet, Inc. A (a)	3,645	4,289,764
Alphabet, Inc. C (a)	5,033	5,905,269
Facebook, Inc. (a)	12,206	2,034,618
		12,229,651
INTERNET & DIRECT MARKETING RETAIL — 0.2%
Booking Holdings, Inc.	184	321,064
IT SERVICES — 19.7%
Accenture plc	27,125	4,774,543
Cognizant Technology Solutions Corporation	45,113	3,268,437
MasterCard Incorporated	5,288	1,245,060
Microsoft Corporation	69,894	8,243,298
Oracle Corporation	129,979	6,981,172
SAP AG (b)	22,015	2,541,852
Visa, Inc.	7,607	1,188,137
		28,242,499
MULTILINE RETAIL — 2.1%
TJX Companies, Inc. (The)	57,930	3,082,455
PHARMACEUTICALS — 11.1%
Johnson & Johnson	37,682	5,267,567
Merck & Co., Inc.	46,672	3,881,710
Novartis AG (b)	31,974	3,073,980
Roche Holding, Ltd. (b)	107,723	3,704,594
		15,927,851
SEMICONDUCTOR EQUIPMENT & PRODUCTS — 4.6%
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	74,574	3,054,551
Texas Instruments, Inc.	32,873	3,486,839
		6,541,390
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 6.6%
Apple, Inc.	49,688	9,438,236

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value
TOBACCO — 2.6%
British American Tobacco plc (b)	42,280	$1,763,922
Philip Morris International, Inc.	22,628	2,000,089
		3,764,011
TOTAL COMMON STOCK
(Cost $127,464,688)		$142,098,573

Short Term Investments—1.2%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.50%, 04/01/19, (Dated 03/29/19), Collateralized by 1,735,000 par U.S. Treasury N/B 1.125% due 09/30/2021, Market Value $1,699,918 Repurchase Proceeds $1,664,235 (Cost $1,664,166)	$1,664,166	1,664,166
TOTAL INVESTMENTS—100.0% (Cost $129,128,854)		143,762,739
OTHER ASSETS & LIABILITIES (NET)—(0.0)%		(35,290)
NET ASSETS—100%		$143,727,449
(a)
Non-Income producing security

(b)
ADR—American Depositary Receipts

(c)
At March 31, 2019, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $129,526,738 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$16,265,324
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,029,323)
Net unrealized appreciation/(depreciation)	$14,236,001

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS

March 31, 2019
Common Stock — 96.5%
	Shares	Value
ARGENTINA — 0.1%
Grupo Financiero Galicia S.A. (b)	5,300	$135,256
BRAZIL — 11.3%
B3 SA - Brasil Bolsa Balcao	30,800	254,208
Banco Bradesco S.A. (b)	179,400	1,957,254
Banco do Brasil S.A.	82,100	1,027,806
BK Brasil Operacao E Assessoria A Restaurantes SA	58,500	332,357
Itau Unibanco Banco Multiplo S.A. (b)	157,610	1,388,544
Localiza Rent a Car S.A.	58,200	494,409
Lojas Renner S.A..	105,800	1,190,749
Magazine Luiza S.A.	14,800	657,343
Petroleo Brasileiro S.A. Petrobras (b)	101,300	1,612,696
Porto Seguro S.A.	13,500	186,732
Rumo S.A.	174,700	859,651
Sabesp Cia Saneame	70,000	755,454
		10,717,203
CHILE — 0.1%
Banco Santander Chile (b)	4,000	119,000
CHINA — 22.3%
Agricultural Bank of China, Class H	606,000	279,457
Aier Eye Hospital Group Co. Ltd.	43,970	222,461
Alibaba Group Holding Ltd. (a)(b)	31,471	5,741,884
Anhui Conch Cement Company Limited H	38,000	232,116
Centre Testing International Group Co. Ltd.	763,640	999,975
China Construction Bank Corporation	1,535,422	1,316,364
China International Capital Corporation Limited - H	128,400	297,366
China Merchants Bank Co. Ltd. - H Shares	406,000	1,973,121
China Petroleum & Chemical Corporation	224,000	176,633
China Railway Group Ltd. H	149,000	135,904
CSPC Pharmaceutical Group Limited	117,000	217,606
Huazhu Group Limited (c)	4,650	195,951
Industrial & Commercial Bank of China Ltd.	1,758,911	1,288,383
Jiangsu Hengrui Medicine Co. Ltd.	38,520	374,986
Kweichow Moutai Co. Ltd.	14,295	1,816,581
NARI Technology Co. Ltd.	193,700	608,465
Ping An Insurance Group H Share	234,500	2,625,819
Shanghai International Airport Co. Ltd.	103,364	955,935
TAL Education Group (a)(b)	29,590	1,067,607
Wuliangye Yibin Co. Ltd.	41,005	579,666
		21,106,280

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value
CZECH REPUBLIC — 0.2%
Komercni Banka A.S.	4,816	$196,786
EGYPT — 0.2%
Commercial International Bank	49,006	193,846
FRANCE — 0.9%
Airbus SE	3,475	460,034
Kering S.A.	289	165,886
LVMH Moet Hennessy Louis Vuitton SE	678	249,628
		875,548
GERMANY — 0.2%
Symrise AG	1,670	150,613
HONG KONG — 13.6%
AIA Group Ltd.	153,200	1,525,179
ANTA Sports Products Ltd.	146,000	993,178
China Huishan Dairy Holdings Co. Ltd. * (a)	208,000	—
China Mobile Limited	75,500	769,432
China Overseas Land and Investment Ltd.	452,000	1,715,883
CNOOC Limited	679,000	1,271,511
Geely Automobile Holdings Ltd.	120,100	229,492
Hanergy Thin Film Power Group Ltd. * (a)	36,000	—
Link Real Estate Investment Trust	40,000	467,774
Tencent Holdings Limited	117,400	5,398,939
WuXi Biologics (Cayman) Inc.	45,000	437,678
		12,809,066
HUNGARY — 0.5%
OTP Bank Nyrt.	11,078	487,301
INDIA — 7.9%
Asian Paints Ltd.	30,620	658,590
HDFC Bank Ltd.	52,594	1,758,321
Hindustan Unilever Ltd.	16,441	405,003
Housing Development Finance Corp Ltd.	31,576	895,204
ICICI Bank Ltd. (b)	24,100	276,186
Infosys Technologies Ltd. (b)	60,200	657,986
ITC Ltd.	262,295	1,122,823
Larsen & Toubro Ltd.	28,173	561,976
Maruti Suzuki India Ltd.	2,101	202,351
Reliance Industries Ltd.	35,578	700,030

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value
INDIA (continued)
Tata Consultancy Services Ltd.	6,644	$191,815
		7,430,285
INDONESIA — 3.2%
PT Ace Hardware Indonesia Tbk	3,787,300	473,412
PT Bank Mandiri Tbk	1,358,400	710,680
PT Bank Rakyat Indonesia Tbk (a)	3,891,400	1,125,883
PT Gudang Garam Tbk	63,000	368,090
PT Indofood CBP Sukses Makmur Tbk	189,700	124,224
PT Telekomunikasi Indonesia Persero Tbk	839,700	232,922
		3,035,211
JAPAN — 0.2%
Keyence Corporation	315	196,283
MALAYSIA — 0.2%
Top Glove Berhad (a)	136,900	154,924
MEXICO — 2.4%
Fomento Económico Mexicano S.A.B. (b)	8,850	816,678
Grupo Aeroportuario del Centro Norte SAB de CV	32,200	181,654
Grupo Financiero Banorte SAB de C.V.	26,300	142,974
Wal-Mart de Mexico, S.A.B. de C.V.	429,300	1,148,415
		2,289,721
PANAMA — 0.8%
Copa Holdings, S.A.	9,901	798,120
PERU — 0.7%
Credicorp Ltd.	2,528	606,594
PHILIPPINES — 1.5%
Ayala Land, Inc.	309,100	264,304
BDO Unibank, Inc.	154,540	393,781
LT Group, Inc.	676,900	207,543
Puregold Price Club, Inc.	192,300	176,150
SM Prime Holdings, Inc.	472,800	359,260
		1,401,038
POLAND — 0.2%
Dino Polska S.A.	4,342	137,038
QATAR — 0.1%
Qatar National Bank SAQ	1,897	94,049

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value
RUSSIA — 3.9%
Gazprom (b)	129,712	$585,520
LUKoil P.J.S.C. (b)	10,693	958,093
Sberbank	256,100	835,884
X5 Retail Group N.V. (c)	15,190	378,535
Yandex N.V.	27,330	938,512
		3,696,544

SOUTH AFRICA — 2.8%
Bidvest Group Limited	21,695	291,097
Clicks Group Limited	23,340	298,134
Discovery Ltd.	18,918	179,456
FirstRand Limited	55,362	241,698
Naspers Limited N Shares	6,501	1,502,106
Standard Bank of South Africa Ltd.	11,078	142,288
		2,654,779
SOUTH KOREA — 6.5%
Celltrion, Inc. (a)	607	96,791
Fila Korea Ltd.	5,624	386,461
GS Engineering & Construction Corp. (e)	5,396	202,511
LG Chem Ltd.	979	315,667
LG Household & Healthcare	917	1,144,735
Medy-Tox Inc.	10	5,143
Samsung Electronics Company Ltd.	69,712	2,742,173
Shinhan Financial Group Co. Ltd.	22,565	834,931
Ssangyong Cement Industrial Co. Ltd. (e)	70,372	396,776
		6,125,188
SWITZERLAND — 0.4%
Nestle S.A.	1,699	161,899
Sika AG	1,729	241,494
		403,393
TAIWAN — 9.9%
Airtac International Group	78,000	1,009,782
CTBC Financial Holding Co. Ltd.	705,000	467,781
Delta Electronics, Inc.	134,000	691,293
Eclat Textile Co. Ltd.	25,000	336,627
Formosa Plastics Corporation	59,000	209,617
Largan Precision Co. Ltd.	5,600	835,807
Makalot Industrial Co. Ltd.	70,000	490,583
President Chain Store Corp.	35,000	344,657

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value
TAIWAN (continued)
Taiwan Semiconductor Manufacturing Co. Ltd. (b)	118,580	$4,857,037
Uni-President Enterprises Corporation	51,000	123,775
		9,366,959
THAILAND — 2.4%
Airports of Thailand Public Company Limited (c)	358,600	768,388
CP ALL PCL (d)	198,600	467,791
Kasikornbank PCL	40,800	241,702
Kasikornbank PCL (d)	58,600	346,227
PTT Exploration & Production PCL (c)	29,700	117,452
Siam Global House PCL (d)	561,750	306,232
		2,247,792
TURKEY — 0.7%
BIM Birlesik Magazalar A.S.	23,030	310,621
Koç Holding A.S.	46,933	133,665
Turkiye Garanti Bankasi A.S.	132,048	194,930
		639,216
UNITED ARAB EMIRATES — 0.3%
First Abu Dhabi Bank	68,609	285,038
UNITED KINGDOM — 0.7%
AstraZeneca plc	3,884	310,495
Diageo plc	6,436	263,166
Royal Dutch Shell plc	3,727	117,211
		690,872
UNITED STATES — 2.3%
58.com, Inc. (b)	1,050	68,964
Estee Lauder Companies, Inc. (The)	2,950	488,373
MasterCard Incorporated	870	204,842
Microsoft Corporation	4,294	506,434
StoneCo Ltd.	3,630	149,229
Visa, Inc.	4,480	699,731
		2,117,573
TOTAL COMMON STOCK
(Cost $82,716,983)		91,161,516
Exchange Traded Funds — 2.2%
UNITED STATES — 2.2%
iShares Core MSCI Emerging Markets ETF	40,100	2,073,571
(Cost $2,054,060)

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value
Preferred Stock — 0.4%
SOUTH KOREA — 0.4%
Samsung Electronics Co. Ltd.	11,053	$352,983
(Cost $415,347)

P-Notes — 0.3%
SAUDI ARABIA — 0.3%
AL Rajhi Bank	10,983	311,600
(Cost $273,569)
Short Term Investments—0.4%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.50%, 04/01/19, (Dated 03/29/19), Collateralized by 370,000 par U.S. Treasury N/B-1.125% due 09/30/2021, Market Value $362,519, Repurchase Proceeds $ 352,442 (Cost $352,428)	$352,428	352,428
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED) - 99.8% (Cost $85,812,387)		94,252,098
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—0.6%
Money Market—0.6%
BlackRock FedFund (Institutional Shares), 2.39% (f) (Cost $ 631,011)		631,011
TOTAL INVESTMENTS—100.4% (Cost $86,443,398)		94,883,109
OTHER ASSETS & LIABILITIES (Net)—(0.4%)		(369,988)
NET ASSETS—100%		$94,513,121
*
Fair Valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.0% of net assets as of March 31, 2019

(a)
Non-income producing security.

(b)
ADR—American Depositary Receipts

(c)
GDR—Global Depositary Receipts

(d)
NVDR - Non-Voting Depositary Receipts

(e)
All or a portion of this security was out on loan

(f)
Interest rate reflects seven-day effective yield on March 31, 2019.

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
(g)
At March 31, 2019, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $86,636,085 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,274,198
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,027,174)
Net unrealized appreciation/(depreciation)	$8,247,024
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree PNC International Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2019
Common Stock — 94.4%
	Shares	Value
ARGENTINA — 1.0%
Globant S.A.	1,470	$104,958
AUSTRALIA — 5.9%
Altium Limited	6,125	140,621
Appen Limited	6,768	107,114
Baby Bunting Group Limited	48,112	75,188
Northern Star Resources Ltd.	19,821	126,015
Pro Medicus Limited	6,693	70,365
WiseTech Global Limited	6,516	107,014
		626,317
AUSTRIA — 0.7%
Schoeller-Bleckmann Oilfield Equipment AG	942	78,272
BRAZIL — 2.6%
BK Brasil Operacao E Assessoria A Restaurantes S.A.	28,211	160,276
CVC Brasil Operadora e Agência de Viagens S.A.	7,925	111,492
		271,768
CANADA — 5.6%
Aphria Inc.	9,615	89,612
Canada Goose Holdings, Inc.	1,777	85,332
Descartes Systems Group, Inc. (The)	1,595	58,026
DIRTT Environmental Solutions	18,994	120,850
goeasy Ltd.	3,218	98,181
Kinaxis, Inc.	1,257	73,362
Ritchie Bros. Auctioneers	2,063	70,061
		595,424
CHINA — 4.4%
Anton Oilfield Services Group	1,079,001	169,068
Beijing Easpring Material Technology Co. Ltd.	28,500	116,838
China Aoyuan Group Limited	50,749	61,222
Hangzhou Tigermed Consulting Co. Ltd.	12,500	123,322
		470,450
DENMARK — 1.0%
SimCorp A/S	1,142	110,358
EGYPT — 3.2%
Crédit Agricole Egypt	51,027	140,449

The accompanying notes are an integral part of these financial statements.

Pear Tree PNC International Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value
EGYPT (continued)
Integrated Diagnostics Holdings	18,965	$87,239
Juhayna Food Industries S.A.E.	143,446	109,675
		337,363
FINLAND — 1.0%
Revenio Group OYJ	5,843	100,774
FRANCE — 3.1%
Devoteam S.A.	1,082	120,156
Lumibird S.A.	6,691	111,943
Solutions 30 S.E.	7,971	97,379
		329,478
GERMANY — 4.7%
Dermapharm Holding SE	4,528	143,351
Evotec AG	3,166	84,216
M1 Kliniken AG	3,124	49,460
VIB Vermögen AG	3,925	106,654
XING SE	337	116,736
		500,417
HONG KONG — 0.9%
China Everbright Greentech Limited	126,518	100,409

ICELAND — 1.2%
Össur hf.	26,080	130,623
INDONESIA — 1.0%
PT Mayora Indah Tbk.	573,153	103,039
ISRAEL — 2.5%
CyberArk Software Ltd.	1,139	135,598
Mellanox Technologies Ltd.	1,104	130,669
		266,267
ITALY — 1.0%
BasicNet S.p.A.	18,272	111,201
JAPAN — 20.0%
en-Japan, Inc.	3,400	98,911
Fancl Corporation	5,800	149,867
GMO Payment Gateway, Inc.	2,200	156,227
Harmonic Drive Systems, Inc.	4,300	147,238
Infomart Corporation	14,300	174,156

The accompanying notes are an integral part of these financial statements.

Pear Tree PNC International Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value
JAPAN (continued)
Lasertec Corporation	5,100	$213,105
Nihon M&A Center Inc.	6,100	166,987
Open Door, Inc.	3,000	91,069
Outsourcing, Inc.	8,900	109,838
PeptiDream, Inc.	4,700	230,573
Rakus Co. Ltd.	4,300	78,397
SHIFT, Inc.	1,500	60,103
SHO-BOND Holdings Co. Ltd.	1,800	120,179
Sushiro Global Holdings Ltd.	2,200	151,457
TechnoPro Holdings, Inc.	1,900	113,295
THK Co. Ltd.	3,200	79,042
		2,140,444
NETHERLANDS — 0.5%
Shop Apotheke Europe N.V.	1,236	50,934
NEW ZEALAND — 1.3%
Synlait Milk Limited	19,625	139,685
NORWAY — 3.2%
NEL ASA	114,590	77,377
Norway Royal Salmon ASA	7,303	169,609
NRC Group ASA	13,534	94,296
		341,282
PHILIPPINES — 1.2%
Puregold Price Club, Inc.	144,000	131,906
POLAND — 1.0%
Dino Polska S.A.	3,467	109,422
SINGAPORE — 3.9%
iFAST Corporation Ltd.	179,400	145,692
Singapore Medical Group Limited	325,700	105,802
Yanlord Land Group Limited	159,600	160,248
		411,742
SOUTH KOREA — 2.3%
Dentium Co. Ltd.	933	50,221
LF Co. Ltd.	3,576	90,259
Minwise Co. Ltd.	5,372	104,354
		244,834
SWEDEN — 6.6%
CellaVision AB	3,474	104,498

The accompanying notes are an integral part of these financial statements.

Pear Tree PNC International Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value
SWEDEN (continued)
Intrum AB	4,328	$124,586
Medicover AB-B	15,286	137,446
MIPS AB	4,951	71,740
Synthetic MR AB	1,147	37,717
Vitrolife AB	6,015	137,254
XVIVO Perfusion AB	5,322	93,756
		706,997
SWITZERLAND — 1.9%
Gurit Holding AG-BR	109	101,897
Siegfried Holding AG	285	102,307
		204,204
TAIWAN — 1.4%
Hota Industrial Mfg. Co. Ltd.	21,628	79,647
TaiMed Biologics, Inc. (a)	13,581	74,029
		153,676
UNITED ARAB EMIRATES — 1.9%
Aramex PJSC	159,457	206,642
UNITED KINGDOM — 9.4%
Boohoo Group plc	41,025	101,035
Burford Capital Ltd.	4,979	109,386
Clinigen Group plc	13,414	161,944
Countryside Properties plc	37,021	156,684
Dechra Pharmaceuticals plc	4,051	142,418
Electrocomponents plc	17,541	128,410
Gym Group plc (The)	37,232	105,520
Keywords Studios plc	6,313	95,094
		1,000,491

TOTAL COMMON STOCK
(Cost $9,456,916)		10,079,377

Exchange Traded Funds — 2.0%
UNITED STATES — 2.0%
Vanguard FTSE All-World ex-US	2,044	212,842
(Cost $207,780)

The accompanying notes are an integral part of these financial statements.

Pear Tree PNC International Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
Shares	Value

Short Term Investments—3.7%
	Par Value	Value
Money Market—3.7%
State Street Bank Institutional U.S. Government Money Market Fund, 2.39% (b) (Cost $ 394,712)	$394,711	$394,711
TOTAL INVESTMENTS—100.1% (Cost $10,059,408)		10,686,930
OTHER ASSETS & LIABILITIES (NET)—(0.1%)		(6,627)
NET ASSETS—100%		$10,680,303
(a)
Non-income producing security

(b)
Interest rate reflects seven-day effective yield on March 31, 2019

(c)
At March 31, 2019, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $10,059,408 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$795,614
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(168,092)
Net unrealized appreciation/(depreciation)	$627,522
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2019
Common Stock — 92.6%
	Shares	Value
AUSTRALIA — 2.1%
BHP Billiton plc (a)	1,561,800	$75,403,704
AUSTRIA — 1.6%
Andritz AG	1,343,300	57,678,319
BELGIUM — 1.7%
Solvay S.A.	583,118	63,105,188
CANADA — 3.8%
Magna International, Inc.	1,362,415	66,359,028
Methanex Corporation	1,265,093	71,874,366
		138,233,394
COLOMBIA — 1.9%
Bancolombia S.A. (a)	769,800	39,305,988
Bancolombia S.A.	2,504,600	31,135,703
		70,441,691
FINLAND — 1.9%
Kone OYJ, Class B	1,354,200	68,364,527
FRANCE — 8.3%
Imerys S.A.	1,195,209	59,640,270
Ipsos	802,680	20,116,774
Michelin (CGDE)	649,300	76,843,602
Publicis Groupe	1,185,700	63,545,961
Vinci S.A.	808,200	78,697,297
		298,843,904
GERMANY — 9.3%
BASF SE	764,900	56,281,612
Deutsche Telekom AG	4,151,777	68,971,661
Hannover Rueck SE	551,300	79,235,474
Lanxess AG	1,083,000	57,810,847
Muenchener Rueckvers AG	308,230	73,026,260
		335,325,854
INDIA — 2.0%
Infosys Limited - SP (a)	6,729,784	73,556,539
IRELAND — 1.9%
Greencore Group plc	26,567,535	69,930,053

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value
ISRAEL — 1.6%
Teva Pharmaceuticals SP (a)	3,654,628	$57,304,567
ITALY — 0.1%
Trevi Finanziaria SpA (b)	7,602,219	2,552,309
JAPAN — 8.2%
Kansai Electric Power Company, Inc.	4,978,100	73,399,821
KDDI Corporation	3,086,800	66,513,240
Nexon Co. Limited (b)	5,853,700	91,704,529
Sumitomo Mitsui Trust Holdings, Inc.	1,858,600	66,764,183
		298,381,773
NORWAY — 5.9%
DNB Bank ASA	4,194,030	77,338,934
SpareBank 1 SR-Bank ASA	5,670,387	65,450,842
Yara International ASA	1,689,000	69,194,946
		211,984,722
PUERTO RICO — 2.3%
Popular, Inc.	1,618,550	84,375,012
SINGAPORE — 2.1%
United Overseas Bank Limited	4,109,786	76,430,793
SOUTH AFRICA — 1.8%
Sasol Limited	2,073,735	64,708,728
SOUTH KOREA — 9.9%
Hyundai Mobis Company Limited	270,400	49,668,223
Kia Motors Corporation	1,816,400	56,567,474
KT&G Corporation	565,000	51,517,488
LG Uplus Corporation	4,279,583	58,249,984
Samsung Electronics Company Limited	1,633,373	64,249,938
Shinhan Financial Group Co. Limited	1,254,100	46,403,136
SK Hynix, Inc.	500,200	32,697,419
		359,353,662
SWEDEN — 5.4%
Duni AB	1,463,100	15,837,250
Loomis AB, Class B	1,268,683	43,769,858
SKF AB-B	4,131,300	68,771,115
Svenska Handelsbanken AB, Class A	6,312,100	66,759,782
		195,138,005

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value
SWITZERLAND — 2.5%
Novartis AG	949,650	$91,331,938
THAILAND — 2.0%
Siam Commercial Bank PCL	17,421,900	72,465,442

UNITED KINGDOM — 16.3%
Babcock International Group plc	8,395,883	53,990,178
BBA Aviation plc	14,529,100	47,141,054
Bellway plc	1,836,318	72,861,216
Cineworld Group plc	23,458,200	89,439,680
Inchcape plc	4,336,086	32,262,292
Linde plc	421,344	74,127,050
Next plc	1,096,750	79,744,928
Standard Chartered plc	8,911,196	68,660,206
Taylor Wimpey plc	31,251,638	71,447,557
		589,674,161
TOTAL COMMON STOCK
(Cost $3,198,232,124)		3,354,584,285

Short Term Investments—6.7%
	Par Value	Value
Money Market—6.7%
State Street Bank Institutional U.S. Government Money Market Fund 2.39% (c) (Cost $ 241,442,675)	$241,442,675	241,442,675
TOTAL INVESTMENTS—99.3% (Cost $ 3,439,674,799)		3,596,026,960
OTHER ASSETS & LIABILITIES (NET)—0.7%		24,021,371
NET ASSETS—100%		$3,620,048,331
(a)
ADR—American Depository Receipts

(b)
Non income producing.

(c)
Interest rate reflects seven-day effective yield on March 31, 2019

(d)
At March 31, 2019, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $3,466,313,738 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$359,220,061
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(229,506,839)
Net unrealized appreciation/(depreciation)	$129,713,222

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2019
Common Stock — 91.6%
	Shares	Value
BRAZIL — 1.9%
Equatorial Energia S.A.	991,837	$20,388,766
CHINA — 2.8%
China Hongxing Sports Limited * (a)	10,258,400	—
Shanghai Mechanical & Electrical Industry Co. Limited - B	9,471,566	17,740,243
Xinhua Winshare Publishing and Media Co. Limited	14,780,500	11,504,386
		29,244,629
COLUMBIA — 0.3%
Tecnoglass, Inc.	500,000	3,640,000
DENMARK — 1.9%
DFDS A/S	476,744	19,747,663
EGYPT — 0.7%
Egypt Kuwait Holding Company S.A.E.	4,342,025	6,860,399
FRANCE — 2.5%
Elis S.A.	1,375,800	22,137,226
Ipsos	189,967	4,760,955
		26,898,181
GERMANY — 1.0%
Sixt SE	103,025	10,764,174
HONG KONG — 3.9%
AMVIG Holdings Limited	21,260,000	5,064,516
Samson Holding Limited	76,489,800	4,823,273
Texwinca Holdings Limited	26,288,200	9,845,580
VST Holdings Limited	10,515,360	6,121,720
VTech Holdings Limited	1,479,100	15,120,832
		40,975,921
INDIA — 4.7%
LIC Housing Finance Limited	2,056,300	15,761,751
NIIT Technologies Limited	863,575	16,517,313
South Indian Bank Limited	72,656,800	17,200,599
		49,479,663
IRELAND — 5.5%
Glanbia plc	779,382	15,262,250
Greencore Group plc	7,939,603	20,898,320

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value

IRELAND (continued)
Origin Enterprises plc	1,658,709	$9,815,276
UDG Healthcare plc	1,724,185	12,716,322
		58,692,168
ITALY — 0.9%
De'Longhi SpA	362,388	9,790,190
JAPAN — 17.6%
Daicel Corporation	2,021,700	21,954,948
Dowa Holdings Co., Limited	664,900	21,865,980
IBJ Leasing Company, Limited	827,600	19,545,073
Iwatani Corporation	652,800	20,966,743
Kanematsu Corporation	1,797,700	20,545,607
Nihon House Holdings Co., Limited	2,350,400	10,001,702
Prima Meat Packers Limited	1,161,100	21,546,726
Tsubakimoto Chain Co., Limited	584,300	20,851,832
Unipres Corporation	1,277,800	19,960,394
VT Holdings Co., Limited	2,602,100	9,803,277
		187,042,282
NORWAY — 5.5%
ABG Sundal Collier Holding ASA	9,621,788	4,580,952
Borregaard ASA	1,041,500	10,340,500
Fjord1 ASA	1,661,810	8,162,776
Sbanken ASA	537,188	4,884,321
SpareBank Nord-Norge	752,366	5,565,251
Sparebank 1 Oestlandet	566,088	5,416,607
Sparebank 1 SMN	935,465	9,494,129
SpareBank 1 SR-Bank ASA	897,426	10,358,603
		58,803,139
PHILIPPINES — 0.5%
Manila Water Company, Inc.	12,769,970	5,605,557
PORTUGAL — 1.1%
Redes Energéticas Nacionais, SGPS, S.A.	4,193,548	11,969,579
SOUTH KOREA — 4.0%
Cuckoo Electronics Co., Limited	86,544	10,712,212
DGB Financial Group, Inc.	657,742	4,734,166
ENF Technology Co., Limited	542,117	7,737,023

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
	Shares	Value
SOUTH KOREA (continued)
LOTTE Himart Co., Limited	259,943	$11,725,030
Wisol Co., Limited	524,900	7,329,456
		42,237,887
SWEDEN — 2.3%
Duni AB	416,128	4,504,356
Loomis AB, Class B	587,361	20,264,091
		24,768,447
TAIWAN — 12.0%
Cathay Real Estate Development Co., Limited	7,366,300	5,760,057
Elite Material Co., Limited	6,362,600	21,985,915
Hitron Technologies, Inc.	4,804,000	3,351,211
Holtek Semiconductor, Inc.	7,435,500	17,611,379
Huaku Development Co., Limited	6,410,800	15,392,327
Kings Town Bank	10,209,500	10,600,217
Sercomm Corporation	7,261,000	15,902,321
Sitronix Technology Corporation	4,382,100	20,118,660
Taiwan Union Technology Corporation	4,826,900	17,384,075
		128,106,162
THAILAND — 4.7%
Hana Microelectronics PCL	15,426,680	15,069,390
Ratchaburi Electricity Generating Holding PCL	10,955,000	20,194,344
Thanachart Capital PCL	8,764,000	15,050,827
		50,314,561
UNITED KINGDOM — 17.8%
BBA Aviation plc	3,320,709	10,774,358
Cineworld Group plc	5,573,043	21,248,484
Crest Nicholson Holdings plc	4,382,800	21,130,735
Galliford Try plc	2,149,670	18,669,521
Halfords Group plc	4,637,235	14,018,719
Inchcape plc	2,726,024	20,282,758
Lancashire Holdings Limited	2,459,834	20,946,556
OneSavings Bank plc	4,006,596	20,026,976
The Restaurant Group plc	9,740,718	14,977,323
Vitec Group plc	318,896	4,737,128
Wetherspoon (J.D.) plc	1,314,000	22,429,928
		189,242,486
TOTAL COMMON STOCK
(Cost $961,757,970)		974,571,854

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2019
Short Term Investments—6.3%
	Par Value	Value
Money Market—6.3%
State Street Bank Institutional U.S. Government Money Market Fund, 2.39% (b) (Cost $67,250,471)	$67,250,471	$67,250,471
TOTAL INVESTMENTS—97.9% (Cost $1,029,008,441)		1,041,822,325
OTHER ASSETS & LIABILITIES (NET)—2.1%		21,907,150
NET ASSETS—100%		$1,063,729,475
*
Fair Valued by Valuation Committee as delegated by the Pear Tree Funds Board of Trustees that represents 0.00% of net assets as of March 31, 2019.

(a)
Non-income producing security

(b)
Interest rate reflects seven-day effective yield on March 31, 2019

(c)
At March 31, 2019, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $1,033,984,877 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$81,244,130
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(73,406,682)
Net unrealized appreciation/(depreciation)	$7,837,448
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

This page intentionally left blank.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2019
	Small Cap	Quality	Emerging Markets World Equity	International Small Cap	Foreign Value	Foreign Value Small Cap
Assets:
Investments at value (Includes collateral from securities on loan of $10,398,758; $0; $631,011; $0; $0: $0, respectively)* (Note 2)	$132,556,843	$142,098,573	$94,530,681	$10,686,930	$3,596,026,960	$1,041,822,325
Repurchase agreements	—	1,664,166	352,428	—	—	—
Total Investments	132,556,843	143,762,739	94,883,109	10,686,930	3,596,026,960	1,041,822,325
Foreign currency at value (Cost $21,930 for Small Cap, $0 for Quality, $138,567 for Emerging Markets World Equity, $2,097 for International Small Cap, $0 for Foreign Value and $417,258 for Foreign Value Small Cap)	22,040	—	138,652	2,107	—	417,290
Cash	95,432	—	—	—	—	—
Dividends and interest receivable	86,186	159,823	109,514	7,548	23,563,476	8,492,588
Foreign tax reclaims receivable	—	49,400	1,119	376	3,888,028	377,092
Receivable for investments sold	917,476	—	263,389	—	—	19,162,111
Receivable for shares of beneficial interest sold	6,500	151,404	200	—	2,024,436	718,847
Unrealized gain on spot foreign currency contracts (Note 2)	—	—	972	—	—	4,275
Other assets	15,519	7,527	7,238	—	22,387	—
Total Assets	$133,699,996	$144,130,893	$94,404,193	$10,696,961	$3,625,525,287	$1,070,994,528
Liabilities:
Payable for investments purchased	$—	$—	$124,780	$310	$—	$5,722,411
Payable for shares of beneficial interest repurchased	15,000	254,764	21,228	—	1,991,648	518,390
Payable for compensation of manager (Note 3)	83,896	87,305	61,984	8,109	2,754,612	810,507
Payable for distribution fees (Note 3)	25,342	29,123	18,804	13	167,837	47,209
Payable to custodian	7,029	7,618	19,297	7,000	213,253	62,291
Payable to transfer agent (Note 3)	17,029	19,456	12,533	402	222,190	64,597
Payable for collateral received for securities loaned	10,398,758	—	631,011	—	—	—
Unrealized loss on spot foreign currency contracts (Note 2)	186	—	166	3	—	7,771
Other accrued expenses and liabilities	—	5,178	1,269	821	127,416	31,877
Total Liabilities	$10,547,240	$403,444	$891,072	$16,658	$5,476,956	$7,265,053
Net Assets	$123,152,756	$143,727,449	$94,513,121	$10,680,303	$3,620,048,331	$1,063,729,475

Investments at cost	$108,035,714	$129,128,854	$86,443,398	$10,059,408	$3,439,674,799	$1,029,008,441

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2019
PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2019

	Small Cap	Quality	Emerging Markets World Equity	International Small Cap	Foreign Value	Foreign Value Small Cap
Components of Net Assets:
Shares of beneficial interest	$97,662,495	$117,063,205	$129,331,857	$10,074,152	$3,435,893,414	$1,061,175,198
Total distributable earnings (loss)	25,490,261	26,664,244	(34,818,736)	606,151	184,154,917	2,554,277
Net Assets Applicable to Outstanding Shares	$123,152,756	$143,727,449	$94,513,121	$10,680,303	$3,620,048,331	$1,063,729,475
Computation of Net Assets:
Ordinary Shares
Net assets applicable to outstanding shares	$118,313,907	$137,643,082	$89,346,990	$63,468	$784,820,227	$222,525,561
Shares Outstanding	4,935,571	7,375,542	4,283,482	5,990	37,790,567	16,407,249
Net asset value and redemption proceeds per share	$23.97	$18.66	$20.86	$10.60	$20.77	$13.56
Institutional Shares
Net assets applicable to outstanding shares	$4,838,849	$6,084,367	$5,061,431	$9,245,428	$2,509,454,544	$766,409,267
Shares outstanding	168,795	301,471	239,146	872,074	121,185,969	56,498,914
Net asset value and redemption proceeds per share	$28.67	$20.18	$21.16	$10.60	$20.71	$13.57
R6 Shares
Net assets applicable to outstanding shares	$—	$—	$104,700	$1,371,407	$325,773,560	$74,794,647
Shares Outstanding	—	—	10,000	129,351	29,707,076	7,298,860
Net asset value and redemption proceeds per share	$—	$—	$10.47	$10.60	$10.97	$10.25
•
Includes securities on loan to brokers with market value of $9,129,267; $0; $592,673: $0: $0; $0, respectively.)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF OPERATIONS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2019
	Small Cap	Quality	Emerging Markets World Equity	International Small Cap	Foreign Value	Foreign Value Small Cap
Investment Income:
Dividends—Affiliated securities	$—	$—	$292,400	$—	$—	$—
Dividends—Non-affiliated securities*	1,976,027	2,952,670	3,011,790	13,031	93,511,534	35,783,065
Interest	72,428	12,921	1,648	4,175	4,510,173	1,213,971
Sec Lending Income	8,705	2,162	3,456	—	—	—
Miscellaneous	—	—	—	—	7,682	—
Total Investment Income	$2,057,160	$2,967,753	$3,309,294	$17,206	$98,029,389	$36,997,036
Expenses:
Compensation of manager (Note 3)	1,013,044	1,506,736	946,557	15,196	31,757,709	10,155,247
Distribution fees, Ordinary Shares (Note 3)	298,371	359,763	235,721	25	2,073,838	614,676
Administrative fees (Note 3)	37,598	44,761	30,847	626	927,429	300,238
Custodian and fund accounting fees	33,000	43,400	129,099	7,000	798,001	380,319
Regulatory and Compliance (Note 3)	6,914	8,204	5,749	87	168,292	55,241
Transfer agent fees (Note 3):
Ordinary Shares	194,757	233,873	154,194	17	1,346,312	398,225
Institutional Shares	11,722	10,891	10,853	2,404	3,301,331	1,180,077
R6 Shares	—	—	2	32	32,276	3,798
Audit and legal	19,390	23,359	74,130	44,186	467,808	185,047
Registration fees	39,758	44,641	47,544	39	197,793	107,125
Insurance	2,158	2,587	1,774	30	52,923	17,225
Compensation of trustees (Note 3)	4,903	5,827	4,066	62	119,518	39,161
Printing	9,459	11,508	9,745	147	223,350	71,824
Miscellaneous	6,451	7,649	17,831	2,203	154,125	50,905
Total expenses before waivers/reimbursements/reductions	1,677,525	2,303,199	1,668,112	72,054	41,620,705	13,559,108
Waivers and/or reimbursements of expenses (Note 3)	(8,738)	(450,568)	(216,413)	(1,747)	(5,736,242)	(1,896,022)
Expenses, Net	$1,668,787	$1,852,631	$1,451,699	$70,307	$35,884,463	$11,663,086
Net investment income/(loss)	$388,373	$1,115,122	$1,857,595	$(53,101)	$62,144,926	$25,333,950

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2019
PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2019

	Small Cap	Quality	Emerging Markets World Equity	International Small Cap	Foreign Value	Foreign Value Small Cap
Realized and unrealized gain/(loss) on investments,foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments**	$7,457,576	$19,115,929	$(10,935,775)	$28,822	$(22,410,413)	$(3,236,946)
Foreign denominated assets, liabilities, and currency	(3,912)	(498)	(98,231)	2,910	(674,917)	(983,214)
Change in unrealized appreciation/(depreciation) of:
Investments	(6,174,824)	(4,587,844)	(1,392,086)	627,522	(166,812,197)	(123,617,296)
Foreign denominated assets, liabilities, and currency	(69)	(20)	42,551	(2)	(356,510)	372,753
Net realized and unrealized gain/(loss) on investment and foreign currency	1,278,771	14,527,567	(12,383,541)	659,252	(190,254,037)	(127,464,703)
Net increase/(decrease) in net assets resulting from operations	$1,667,144	$15,642,689	$(10,525,946)	$606,151	$(128,109,111)	$(102,130,753)

*
Dividends are net of foreign withholding taxes of  $ 19,610 for Small Cap, $ 63,195 for Quality, $ 398,575 for Emerging Markets World Equity, $ 1,643 for International Small Cap, $ 9,463,099 for Foreign Value and $ 3,330,837 for Foreign Value Small Cap.

**
Net realized gains on Investments are net of foreign withholding taxes of  $ 0 for Small Cap, $ 0 for Quality, $ 23,830 for Emerging Markets World Equity, $ 0 for International Small Cap,$ 2 for Foreign Value and $ 324,697 for Foreign Value Small Cap.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Small Cap
	Year Ended March 31, 2019	Year Ended March 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$388,373	$320,134
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	7,453,664	2,676,744
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(6,174,893)	134,582
Net increase/(decrease) from operations	$1,667,144	$3,131,460
Distributions to shareholders
Ordinary Shares	(8,406,855)	(6,560,263)(2)
Institutional Shares	(463,104)	(404,284)(2)
R6 Shares	—	— (2)
Total distributions to shareholders	(8,869,959)	(6,964,547)
Capital Stock Transactions
Shares Sold
Ordinary Shares	16,583,912	4,577,308 *
Institutional Shares	115,096	282,123 *
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	6,627,515	5,058,875
Institutional Shares	462,929	404,102
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(7,355,331)	(5,885,752)
Institutional Shares	(2,814,218)	(335,155)
R6 Shares	—	—
Net increase (decrease) from capital stock transactions	13,619,903	4,101,501
Net Increase (Decrease) in Net Assets	6,417,088	268,414
Net Assets Beginning of Year	116,735,668	116,467,254
Net Assets at End of Year (1)	$123,152,756	$116,735,668

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Small Cap
	Year Ended March 31, 2019	Year Ended March 31, 2018
Share Transactions
Shares sold
Ordinary Shares	618,397	175,545
Institutional Shares	4,090	9,184
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	304,573	195,399
Institutional Shares	17,812	13,241
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(279,146)	(224,646)
Institutional Shares	(99,018)	(10,951)
R6 Shares	—	—
Increase (Decrease) In Shares Outstanding	566,708	157,772

(1)
As of March 31, 2018, undistributed net investment income (loss) was $13,325. The disclosure requirement of such amounts as of March 31, 2019 was eliminated during the fiscal year then ended.

(2)
During the Fiscal Year Ended March 31, 2018, Small Cap distributed $172,426, $30,964 and $0 from net investment income and $6,387,837, $373,320 and $0 from net realized gains to its Ordinary, Institutional and R6 shareholders respectively. There were no R6 Shareholders.

*
Includes contributions to capital from investment managers/brokers for: Ordinary $1,838 and Institutional $128.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Quality
	Year Ended March 31, 2019	Year Ended March 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,115,122	$1,056,902
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	19,115,431	16,449,579
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(4,587,864)	(78,440)
Net increase/(decrease) from operations	$15,642,689	$17,428,041
Distributions to shareholders
Ordinary Shares	(20,504,884)	(8,251,800)(2)
Institutional Shares	(916,016)	(430,213)(2)
R6 Shares	—	— (2)
Total distributions to shareholders	(21,420,900)	(8,682,013)
Capital Stock Transactions
Shares Sold
Ordinary Shares	51,936,970	6,079,159
Institutional Shares	9,562,377	1,202,758
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	17,024,871	6,486,299
Institutional Shares	873,750	426,097
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(49,823,054)	(9,549,314)
Institutional Shares	(9,914,270)	(2,628,696)
R6 Shares	—	—
Net increase (decrease) from capital stock transactions	19,660,644	2,016,303
Net Increase (Decrease) in Net Assets	13,882,433	10,762,331
Net Assets Beginning of Year	129,845,016	119,082,685
Net Assets at End of Year (1)	$143,727,449	$129,845,016

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Quality
	Year Ended March 31, 2019	Year Ended March 31, 2018
Share Transactions
Shares sold
Ordinary Shares	2,530,436	317,127
Institutional Shares	433,827	57,641
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	1,020,064	336,426
Institutional Shares	48,461	20,675
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(2,749,049)	(502,432)
Institutional Shares	(481,781)	(129,537)
R6 Shares	—	—
Increase (Decrease) In Shares Outstanding	801,958	99,900
(1)
As of March 31, 2018, undistributed net investment income (loss) was $0. The disclosure requirement of such amounts as of March 31, 2019 was eliminated during the fiscal year then ended.

(2)
During the Fiscal Year Ended March 31, 2018, Quality distributed $1,104,079, $73,284 and $0 from net investment income and $7,147,721, $356,929 and $0 from net realized gains to its Ordinary, Institutional and R6 shareholders respectively. There were no R6 Shareholders.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets World Equity
	Year Ended March 31, 2019	Year Ended March 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,857,595	$1,702,202
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(11,034,006)	6,898,838
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(1,349,535)	7,869,085
Net increase/(decrease) from operations	$(10,525,946)	$16,470,125
Distributions to shareholders
Ordinary Shares	(1,923,113)	(1,324,592)(2)
Institutional Shares	(176,757)	(112,617)(2)
R6 Shares	—	— (2)
Total distributions to shareholders	(2,099,870)	(1,437,209)
Capital Stock Transactions
Shares Sold
Ordinary Shares	6,307,005	7,799,053
Institutional Shares	728,439	1,056,004
R6 Shares	100,000	—
Shares Issued in the Reorganization (Note 2 Reorganization)
Ordinary Shares	1,552,736	—
Institutional Shares	157,222	—
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	1,527,932	1,040,297
Institutional Shares	175,401	110,184
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(18,806,525)	(15,028,789)
Institutional Shares	(2,977,711)	(2,346,034)
R6 Shares	—	—
Net increase (decrease) from capital stock transactions	(11,235,501)	(7,369,285)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets World Equity
	Year Ended March 31, 2019	Year Ended March 31, 2018
Net Increase (Decrease) in Net Assets	(23,861,317)	7,663,631
Net Assets Beginning of Year	118,374,438	110,710,807
Net Assets at End of Year (1)	$94,513,121	$118,374,438

Share Transactions
Shares sold
Ordinary Shares	300,631	343,477
Institutional Shares	34,673	46,579
R6 Shares	10,000	—
Shares Issued in the Reorganization (Note 2 Reorganization)
Ordinary Shares	69,257	—
Institutional Shares	6,908	—
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	81,057	47,115
Institutional Shares	9,183	4,923
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(912,514)	(676,471)
Institutional Shares	(144,759)	(108,852)
R6 Shares	—	—
Increase (Decrease) In Shares Outstanding	(545,564)	(343,229)
(1)
As of March 31, 2018, undistributed net investment income (loss) was $1,667,009. The disclosure requirement of such amounts as of March 31, 2019 was eliminated during the fiscal year then ended.

(2)
During the Fiscal Year Ended March 31, 2018, Emerging Markets distributed $1,324,592, $112,617 and $0 from net investment income and $0, $0 and $0 from net realized gains to its Ordinary, Institutional and R6 shareholders respectively. There were no R6 Shareholders at March 31, 2018.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

International Small Cap
January 30, 2019* March 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$(53,101)
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	31,732
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	627,520
Net increase/(decrease) from operations	$606,151
Distributions to shareholders
Ordinary Shares	—
Institutional Shares	—
R6 Shares	—
Total distributions to shareholders	—
Capital Stock Transactions
Shares Sold
Ordinary Shares	59,902
Institutional Shares	8,720,736
R6 Shares	1,293,514
Distributions reinvested
Ordinary Shares	—
Institutional Shares	—
R6 Shares	—
Shares redeemed
Ordinary Shares	—
Institutional Shares	—
R6 Shares	—
Net increase (decrease) from capital stock transactions	10,074,152
Net Increase (Decrease) in Net Assets	10,680,303
Net Assets Beginning of Year	—
Net Assets at End of Year	$10,680,303

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

International Small Cap
January 30, 2019* March 31, 2019
Share Transactions
Shares sold
Ordinary Shares	5,990
Institutional Shares	872,074
R6 Shares	129,351
Distributions reinvested
Ordinary Shares	—
Institutional Shares	—
R6 Shares	—
Shares redeemed
Ordinary Shares	—
Institutional Shares	—
R6 Shares	—
Increase (Decrease) In Shares Outstanding	1,007,415
*
Commencement of operation.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value
	Year Ended March 31, 2019	Year Ended March 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$62,144,926	$31,527,120
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(23,085,330)	170,240,820
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(167,168,707)	42,114,206
Net increase/(decrease) from operations	$(128,109,111)	$243,882,146
Distributions to shareholders
Ordinary Shares	(7,112,102)	(5,585,606)(2)
Institutional Shares	(29,863,016)	(9,640,370)(2)
R6 Shares	(7,346,497)	(4,781,364)(2)
Total distributions to shareholders	(44,321,615)	(20,007,340)
Capital Stock Transactions
Shares Sold
Ordinary Shares	82,711,079	91,524,682
Institutional Shares	1,739,231,784	756,125,669 *
R6 Shares	99,357,978	235,657,033
Distributions reinvested
Ordinary Shares	6,801,565	5,374,020
Institutional Shares	27,674,143	9,553,013
R6 Shares	2,654,418	1,149,709
Shares redeemed
Ordinary Shares	(153,415,484)	(185,185,863)
Institutional Shares	(483,980,033)	(267,470,375)
R6 Shares	(36,157,779)	(19,105,081)
Net increase (decrease) from capital stock transactions	1,284,877,671	627,622,807
Net Increase (Decrease) in Net Assets	1,112,446,945	851,497,613
Net Assets Beginning of Year	2,507,601,386	1,656,103,773
Net Assets at End of Year (1)	$3,620,048,331	$2,507,601,386

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value
	Year Ended March 31, 2019	Year Ended March 31, 2018
Share Transactions
Shares sold
Ordinary Shares	3,934,450	4,307,126
Institutional Shares	81,905,520	34,975,044
R6 Shares	9,127,656	21,600,757
Distributions reinvested
Ordinary Shares	357,601	246,854
Institutional Shares	1,460,377	440,028
R6 Shares	264,648	98,772
Shares redeemed
Ordinary Shares	(7,255,137)	(8,684,692)
Institutional Shares	(24,187,952)	(13,177,244)
R6 Shares	(3,305,390)	(1,657,129)
Increase (Decrease) In Shares Outstanding	62,301,773	38,149,516
(1)
As of March 31, 2018, undistributed net investment income (loss) was $31,030,811. The disclosure requirement of such amounts as of March 31, 2019 was eliminated during the fiscal year then ended.

(2)
During the Fiscal Year Ended March 31, 2018, Foreign Value distributed $5,585,606, $9,640,370 and $4,781,364 from net investment income and $0, $0 and $0 from net realized gains to its Ordinary, Institutional and R6 shareholders respectively.

*
Includes contributions to capital from investment managers/brokers for: Institutional $333.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value Small Cap
	Year Ended March 31, 2019	Year Ended March 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$25,333,950	$15,808,915
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(4,220,160)	32,799,614
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(123,244,543)	61,289,350
Net increase/(decrease) from operations	$(102,130,753)	$109,897,879
Distributions to shareholders
Ordinary Shares	(8,639,659)	(8,745,594)(2)
Institutional Shares	(32,955,256)	(16,644,547)(2)
R6 Shares	(4,443,966)	(418,887)(2)
Total distributions to shareholders	(46,038,881)	(25,809,028)
Capital Stock Transactions
Shares Sold
Ordinary Shares	41,804,789	60,230,189 *
Institutional Shares	487,514,614	306,717,117 *
R6 Shares	71,471,387	10,185,863 *
Distributions reinvested
Ordinary Shares	7,513,347	7,945,023
Institutional Shares	21,647,508	15,556,768
R6 Shares	4,296,496	247,826
Shares redeemed
Ordinary Shares	(113,416,223)	(57,596,373)
Institutional Shares	(225,239,386)	(87,115,600)
R6 Shares	(8,003,199)	(1,779,923)
Net increase (decrease) from capital stock transactions	287,589,333	254,390,890
Net Increase (Decrease) in Net Assets	139,419,699	338,479,741
Net Assets Beginning of Year	924,309,776	585,830,035
Net Assets at End of Year (1)	$1,063,729,475	$924,309,776

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value Small Cap
	Year Ended March 31, 2019	Year Ended March 31, 2018
Share Transactions
Shares sold
Ordinary Shares	2,963,366	3,888,870
Institutional Shares	33,193,819	19,776,470
R6 Shares	6,684,203	874,462
Distributions reinvested
Ordinary Shares	602,997	507,345
Institutional Shares	1,738,756	992,774
R6 Shares	457,074	20,618
Shares redeemed
Ordinary Shares	(7,602,100)	(3,716,330)
Institutional Shares	(16,341,704)	(5,661,274)
R6 Shares	(771,234)	(147,500)
Increase (Decrease) In Shares Outstanding	20,925,177	16,535,435
(1)
As of March 31, 2018, undistributed net investment income (loss) was $2,218,837. The disclosure requirement of such amounts as of March 31, 2019 was eliminated during the fiscal year then ended.

(2)
During the Fiscal Year Ended March 31, 2018, Foreign Value Small Cap distributed $5,879,646, $11,746,651 and $297,266 from net investment income and $2,865,948, $4,897,896 and $121,621 from net realized gains to its Ordinary, Institutional and R6 shareholders respectively.

*
Includes contributions to capital from investment managers/brokers for: Ordinary $1,736, Institutional $3,125 and R6 $57.

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$25.48	$26.35	$21.61	$24.65	$27.62
Income from Investment Operations:
Net investment income (loss)(a)(b)	0.07 (d)	0.07 (d)	0.06	0.16	0.04
Net realized and unrealized gain/(loss) on securities	0.22	0.68	4.99	(1.59)	(0.37)
Total from Investment Operations	0.29	0.75	5.05	(1.43)	(0.33)
Less Distributions:
Dividends from net investment income	(0.01)	(0.04)	(0.15)	—	(0.20)
Distributions from realized capital gains	(1.79)	(1.58)	(0.16)	(1.61)	(2.44)
Total Distributions	(1.80)	(1.62)	(0.31)	(1.61)	(2.64)
Net Asset Value, End of Period	$23.97	$25.48	$26.35	$21.61	$24.65
Total Return	1.87%	2.75%	23.36%	(5.83)%	(0.36)%
Net Assets, End of Period (000s)	$118,314	$109,341	$109,247	$91,139	$98,084
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(c)
Gross	1.34%	1.35%	1.35%	1.35%	1.50%
Net	1.34%	1.35%	1.35%	1.35%	1.50%
Ratio of net investment income (loss) to average net assets(b)	0.29%	0.25%	0.25%	0.70%	0.17%
Portfolio Turnover	24%	18%	37%	17%	94%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.07	$30.80	$25.19	$28.39	$31.37
Income from Investment Operations:

Net investment income (loss) (a) (b)	0.21 (d)	0.19 (d)	0.14	0.23	0.11
Net realized and unrealized gain/(loss) on securities	0.28	0.79	5.83	(1.82)	(0.39)
Total from Investment Operations	0.49	0.98	5.97	(1.59)	(0.28)
Less Distributions:
Dividends from net investment income	(0.10)	(0.13)	(0.20)	—	(0.26)
Distributions from realized capital gains	(1.79)	(1.58)	(0.16)	(1.61)	(2.44)
Total Distributions	(1.89)	(1.71)	(0.36)	(1.61)	(2.70)
Net Asset Value, End of Period	$28.67	$30.07	$30.80	$25.19	$28.39
Total Return	2.30%	3.10%	23.71%	(5.62)%	(0.11)%
Net Assets, End of Period (000s)	$4,839	$7,395	$7,220	$5,785	$3,761
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.08%	1.10%	1.10%	1.10%	1.28%
Net	0.96%	0.98%	1.10%	1.10%	1.28%
Ratio of net investment income (loss) to average net assets (b)	0.65%	0.62%	0.49%	0.89%	0.36%
Portfolio Turnover	24%	18%	37%	17%	94%
(a)
Per share numbers have been calculated using the average shares method.

(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)
Ratios of expenses to average net assets:

■
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

■
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(d)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$18.83	$17.52	$16.31	$17.47	$18.10
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.14	0.15	0.16	0.15	0.28
Net realized and unrealized gain/(loss) on securities	2.23	2.49	2.04	0.72	1.30
Total from Investment Operations	2.37	2.64	2.20	0.87	1.58
Less Distributions:
Dividends from net investment income	(0.12)	(0.18)	(0.19)	(0.16)	(0.33)
Distributions from realized capital gains	(2.42)	(1.15)	(0.80)	(1.87)	(1.88)
Total Distributions	(2.54)	(1.33)	(0.99)	(2.03)	(2.21)
Net Asset Value, End of Period	$18.66	$18.83	$17.52	$16.31	$17.47
Total Return	14.16%	14.91%	14.04%	5.47%	9.12%
Net Assets, End of Period (000s)	$137,643	$123,781	$112,513	$113,498	$116,104
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.54%	1.54%	1.55%	1.55%	1.54%
Net	1.25%	1.28%	1.30%	1.29%	1.29%
Ratio of net investment income (loss) to average net assets(c)	0.72%	0.81%	0.97%	0.91%	1.52%
Portfolio Turnover	57%	48%	31%	35%	49%

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.15	$18.65	$17.30	$18.39	$18.95
Income from Investment Operations:
Net investment income (loss) (a) (b) (c)	0.23	0.24	0.22	0.21	0.35
Net realized and unrealized gain/(loss) on securities	2.40	2.65	2.16	0.76	1.35
Total from Investment Operations	2.63	2.89	2.38	0.97	1.70
Less Distributions:
Dividends from net investment income	(0.18)	(0.24)	(0.23)	(0.19)	(0.38)
Distributions from realized capital gains	(2.42)	(1.15)	(0.80)	(1.87)	(1.88)
Total Distributions	(2.60)	(1.39)	(1.03)	(2.06)	(2.26)
Net Asset Value, End of Period	$20.18	$20.15	$18.65	$17.30	$18.39
Total Return	14.59%	15.34%	14.30%	5.74%	9.34%
Net Assets, End of Period (000s)	$6,084	$6,064	$6,569	$8,533	$11,209
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.29%	1.29%	1.30%	1.30%	1.29%
Net	0.87%	0.93%	1.05%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets (c)	1.08%	1.17%	1.22%	1.14%	1.83%
Portfolio Turnover	57%	48%	31%	35%	49%
(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

■
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

■
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.29	$20.40	$18.96	$21.94	$22.15
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.38 (b)	0.32 (b)	0.23 (b)	0.33 (b)	0.29
Net realized and unrealized gain/(loss) on securities	(2.36)	2.85	1.52	(3.02)	(0.18)
Total from Investment Operations	(1.98)	3.17	1.75	(2.69)	0.11
Less Distributions:
Dividends from net investment income	(0.45)	(0.28)	(0.31)	(0.29)	(0.32)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.45)	(0.28)	(0.31)	(0.29)	(0.32)
Net Asset Value, End of Period	$20.86	$23.29	$20.40	$18.96	$21.94
Total Return	(8.31)%	15.63%	9.39%	(12.12)%	0.54%
Net Assets, End of Period (000s)	$89,347	$110,502	$102,633	$107,893	$127,295
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.67%	1.07%	1.21%	1.32%	1.37%
Net	1.46%	0.97%	1.09%	1.31%	1.37%
Ratio of net investment income (loss) to average net assets(c)	1.81%	1.46%	1.21%	1.66%	1.26%
Portfolio Turnover	172%(f)	50%	47%	82%(e)	35%

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.63	$20.69	$19.23	$22.26	$22.46
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.48 (b)	0.40 (b)	0.34 (b)	0.36 (b)	0.35
Net realized and unrealized gain/(loss) on securities	(2.42)	2.89	1.49	(3.04)	(0.18)
Total from Investment Operations	(1.94)	3.29	1.83	(2.68)	0.17
Less Distributions:
Dividends from net investment income	(0.53)	(0.35)	(0.37)	(0.35)	(0.37)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.53)	(0.35)	(0.37)	(0.35)	(0.37)
Net Asset Value, End of Period	$21.16	$23.63	$20.69	$19.23	$22.26
Total Return	(7.94)%	16.01%	9.68%	(11.88)%	0.81%
Net Assets, End of Period (000s)	$5,061	$7,872	$8,078	$13,489	$12,424
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.41%	0.82%	0.95%	1.07%	1.11%
Net	1.08%	0.61%	0.83%	1.06%	1.11%
Ratio of net investment income (loss) to average net assets (c)	2.21%	1.80%	1.69%	1.78%	1.52%
Portfolio Turnover	172%(f)	50%	47%	82%(e)	35%

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
R 6 Shares
January 28, 2019* through March 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.01 (b)
Net realized and unrealized gain/(loss) on securities	0.46
Total from Investment Operations	0.47
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.47
Total Return	4.70%***
Net Assets, End of Period (000s)	$105
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.64%**
Net	0.99%**
Ratio of net investment income (loss) to average net assets (c)	0.44%**
Portfolio Turnover	172% (f)
*
Commenced operations January 28, 2019

**
Annualized.

***
Not Annualized.

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

■
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

■
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(e)
Turnover is higher due to a change in strategy as of March 18, 2016

(f)
Turnover is higher due to Emerging Markets acquiring assets of Pear Tree PanAgora Risk Parity Emerging Markets Fund as of May 8, 2018. See Note 2 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Pear Tree PNC International Small Cap Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
Ordinary Shares
January 30, 2019* through March 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(c)	(0.04)
Net realized and unrealized gain/(loss) on securities	0.64
Total from Investment Operations	0.60
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.60
Total Return	6.00%***
Net Assets, End of Period (000s)	$63
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	4.54%**
Net	4.54%**
Ratio of net investment income (loss) to average net assets(c)	(3.52)%**
Portfolio Turnover	22%***

The accompanying notes are an integral part of these financial statements.

Pear Tree PNC International Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
Institutional Shares
January 30, 2019 * through March 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(c)	(0.04) (b)
Net realized and unrealized gain/(loss) on securities	0.64
Total from Investment Operations	0.60
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.60
Total Return	6.00%***
Net Assets, End of Period (000s)	$9,245
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	4.29%**
Net	4.17%**
Ratio of net investment income (loss) to average net assets(c)	(3.15)%**
Portfolio Turnover	22%***

The accompanying notes are an integral part of these financial statements.

Pear Tree PNC International Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
R 6 Shares*
January 30, 2019 through March 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	(0.04)
Net realized and unrealized gain/(loss) on securities	0.64
Total from Investment Operations	0.60
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.60
Total Return	6.00%***
Net Assets, End of Period (000s)	$1,371
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	4.14%**
Net	4.14%**
Ratio of net investment income (loss) to average net assets (c)	(3.12)%**
Portfolio Turnover	22%***
*
Commenced operations January 30, 2019.

**
Annualized

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

■
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

■
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.75	$19.15	$17.03	$18.67	$19.38
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.38 (b)	0.29 (b)	0.23	0.23	0.29
Net realized and unrealized gain/(loss) on securities	(1.17)	2.44	2.07	(1.60)	(0.80)
Total from Investment Operations	(0.79)	2.73	2.30	(1.37)	(0.51)
Less Distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.18)	(0.27)	(0.20)
Distributions from realized capital gains	(0.08)	—	—	—	—
Total Distributions	(0.19)	(0.13)	(0.18)	(0.27)	(0.20)
Net Asset Value, End of Period	$20.77	$21.75	$19.15	$17.03	$18.67
Total Return	(3.56)%	14.27%	13.59%	(7.29)%	(2.53)%
Net Assets, End of Period (000s)	$784,820	$886,354	$859,328	$932,418	$1,030,641
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.51%	1.51%	1.53%	1.52%	1.52%
Net	1.41%	1.41%	1.53%	1.52%	1.52%
Ratio of net investment income (loss) to average net assets(c)	1.80%	1.39%	1.31%	1.29%	1.55%
Portfolio Turnover	12%	30%	15%	13%	2%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.71	$19.10	$17.00	$18.68	$19.39
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.42 (b)	0.33 (b)	0.26	0.27	0.33
Net realized and unrealized gain/(loss) on securities	(1.14)	2.49	2.07	(1.60)	(0.80)
Total from Investment Operations	(0.72)	2.82	2.33	(1.33)	(0.47)
Less Distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.23)	(0.35)	(0.24)
Distributions from realized capital gains	(0.08)	—	—	—	—
Total Distributions	(0.28)	(0.21)	(0.23)	(0.35)	(0.24)
Net Asset Value, End of Period	$20.71	$21.71	$19.10	$17.00	$18.68
Total Return	(3.20)%	14.75%	13.82%	(7.06)%	(2.29)%
Net Assets, End of Period (000s)	$2,509,455	$1,346,164	$759,793	$697,543	$594,691
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.26%	1.26%	1.27%	1.27%	1.27%
Net	1.04%	1.04%	1.27%	1.27%	1.27%
Ratio of net investment income (loss) to average net assets(c)	1.98%	1.57%	1.49%	1.51%	1.76%
Portfolio Turnover	12%	30%	15%	13%	2%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R6 Shares
	Year Ended March 31, 2019	Year Ended March 31, 2018	February 6, 2017* through March 31, 2017
Net Asset Value, Beginning of Period	$11.65	$10.34	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.25 (b)	0.19 (b)	0.05
Net realized and unrealized gain/(loss) on securities	(0.64)	1.34	0.29
Total from Investment Operations	(0.39)	1.53	0.34
Less Distributions:
Dividends from net investment income	(0.21)	(0.22)	—
Distributions from realized capital gains	(0.08)	—	—
Total Distributions	(0.29)	(0.22)	—
Net Asset Value, End of Period	$10.97	$11.65	$10.34
Total Return	(3.15)%	14.79%	3.40%***
Net Assets, End of Period (000s)	$325,774	$275,084	$36,982
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.11%	1.10%	1.14%**
Net	0.98%	1.01%	1.14%**
Ratio of net investment income (loss) to average net assets (c)	2.22%	1.58%	3.39%**
Portfolio Turnover	12%	30%	15%***
*
Commenced operations February 6, 2017

**
Annualized.

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

■
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

■
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.63	$13.71	$12.06	$13.35	$13.17
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.33 (b)	0.28 (b)	0.23	0.21	0.15
Net realized and unrealized gain/(loss) on securities	(1.84)	2.07	1.64	(1.26)	0.17
Total from Investment Operations	(1.51)	2.35	1.87	(1.05)	0.32
Less Distributions:
Dividends from net investment income	(0.24)	(0.29)	(0.14)	(0.19)	(0.14)
Distributions from realized capital gains	(0.32)	(0.14)	(0.08)	(0.05)	—
Total Distributions	(0.56)	(0.43)	(0.22)	(0.24)	(0.14)
Net Asset Value, End of Period	$13.56	$15.63	$13.71	$12.06	$13.35
Total Return	(9.33)%	17.15%	15.73%	(7.83)%	2.57%
Net Assets, End of Period (000s)	$222.526	$319,531	$270,948	$283,509	$233,185
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.53%	1.52%	1.55%	1.56%	1.56%
Net	1.43%	1.42%	1.55%	1.56%	1.56%
Ratio of net investment income (loss) to average net assets(c)	2.29%	1.85%	1.82%	1.66%	1.15%
Portfolio Turnover	52%	26%	46%	8%	11%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.66	$13.73	$12.07	$13.36	$13.19
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.37 (b)	0.32 (b)	0.25	0.24	0.14
Net realized and unrealized gain/(loss) on securities	(1.83)	2.09	1.66	(1.26)	0.21
Total from Investment Operations	(1.46)	2.41	1.91	(1.02)	0.35
Less Distributions:
Dividends from net investment income	(0.31)	(0.34)	(0.17)	(0.22)	(0.18)
Distributions from realized capital gains	(0.32)	(0.14)	(0.08)	(0.05)	—
Total Distributions	(0.63)	(0.48)	(0.25)	(0.27)	(0.18)
Net Asset Value, End of Period	$13.57	$15.66	$13.73	$12.07	$13.36
Total Return	(8.95)%	17.56%	16.13%	(7.62)%	2.79%
Net Assets, End of Period (000s)	$766,409	$593,619	$312,955	$270,846	$200,160
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.28%	1.27%	1.30%	1.30%	1.31%
Net	1.06%	1.05%	1.30%	1.30%	1.31%
Ratio of net investment income (loss) to average net assets(c)	2.57%	2.08%	2.03%	1.91%	1.12%
Portfolio Turnover	52%	26%	46%	8%	11%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R6 Shares
	Year Ended March 31, 2019	Year Ended March 31, 2018	February 6, 2017* through March 31, 2017
Net Asset Value, Beginning of Period	$12.02	$10.63	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.24 (b)	0.26 (b)	0.04
Net realized and unrealized gain/(loss) on securities	(1.38)	1.62	0.59
Total from Investment Operations	(1.14)	1.88	0.63
Less Distributions:
Dividends from net investment income	(0.31)	(0.35)	—
Distributions from realized capital gains	(0.32)	(0.14)	—
Total Distributions	(0.63)	(0.49)	—
Net Asset Value, End of Period	$10.25	$12.02	$10.63
Total Return	(8.95)%	17.66%	6.30%***
Net Assets, End of Period (000s)	$74,795	$11,160	$1,927
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.14%	1.12%	1.14%**
Net	1.05%	1.02%	1.14%**
Ratio of net investment income (loss) to average net assets (c)	2.28%	2.12%	2.95%**
Portfolio Turnover	52%	26%	46%***
*
Commenced operations February 6, 2017

**
Annualized

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

■
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

■
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust
Pear Tree Funds, (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2019, the Trust had six separate series (each a “Fund” and collectively the “Funds”), offering one or more classes of beneficial interest, each Fund having its own investment objective and principal strategy. These Financial Statements only include financial statements for the current Funds.
The current Funds are:
Pear Tree Polaris Small Cap Fund (“Small Cap”), which seeks maximum long-term capital appreciation.
Pear Tree Quality Fund (“Quality”), which seeks long-term growth of capital.
Pear Tree Axiom Emerging Markets World Equity Fund (“Emerging Markets World Equity”), formerly known as Pear Tree PanAgora Emerging Markets Fund, which seeks long-term growth of capital.
Pear Tree PNC International Small Cap Fund (“International Small Cap”), which seeks long-term capital appreciation.
Pear Tree Polaris Foreign Value Fund (“Foreign Value”), which seeks long-term capital growth and income.
Pear Tree Polaris Foreign Value Small Cap Fund (“Foreign Value Small Cap”), which seeks long-term capital growth and income.
Each of the Funds is a “non-diversified company,” within the meaning of the 1940 Act, other than Emerging Markets World Equity, which is a “diversified company.”
All Funds offered shares throughout the period covered by these financial statements, other than International Small Cap. International Small Cap did not commence operations until January 30, 2019.
In May 2018, Emerging Markets World Equity acquired all of the assets and liabilities of Pear Tree PanAgora Risk Parity Emerging Markets Fund (“Risk Parity”), another separate series of the Trust, after which Risk Parity was terminated. See Note 2, “Significant Accounting Policies- Reorganization of Pear Tree PanAgora Risk Parity Emerging Markets Fund”, below. These financial statements do not include separate financial statements for Risk Parity.
As the Trust is an investment company, each Fund accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.
The Trustees of the Trust (the ‘Trustees”) have authorized each Fund to issue three classes of shares, designated as Ordinary Shares, Institutional Shares and R6 Shares. The three classes differ principally in their respective expense structures and minimum investment requirements. Each class of shares of a Fund represents an interest in the same portfolio of investments of that Fund and has equal rights to voting (except as noted in the following sentence), redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders pursuant to Rule 12b-1. There is no 12b-1 distribution plan applicable to Institutional Shares or R6 shares of any Fund. During the period covered by these financial statements, each Fund offered Ordinary Shares and Institutional Shares. R6 Shares were offered only by Emerging Markets World Equity (beginning January 28, 2019), International Small Cap, Foreign Value and Foreign Value Small Cap.
At times, a Fund’s investments may include investments in industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, especially emerging markets or countries with limited or developing markets,

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal investment risks is contained in the Funds’ prospectus. Please refer to the Funds’ prospectus when considering a Fund’s investment risks.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.
Security Valuation
Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For securities where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Trustees, which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the time of valuation. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s net asset value. Because foreign markets may be open at different times than when the New York Stock Exchange is open for regular trading, the value of a Fund’s shares may change on days when Fund shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.
The Funds’ Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input (with Level 1 being the highest level input and Level 3 being the lowest level input) that is significant to the fair value measurement in its entirety.
Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each Fund’s net assets as of March 31, 2019:
	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at March 31, 2019
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stock*	$113,224,645	$—	$—	$113,224,645
Real Estate Investment Trusts	8,403,339	—	—	8,403,339
Short-Term Investments	10,928,859	—	—	10,928,859
Total	$132,556,843	$—	$—	$132,556,843
Quality
Common Stock*	$121,507,862	$—	$—	$121,507,862
Depository Receipts	20,590,711	—	—	20,590,711
Short-Term Investments	—	1,664,166	—	1,664,166
Total	$142,098,573	$1,664,166	$—	$143,762,739
Emerging Markets World Equity
Common Stock*	$67,297,528	$572,933	$—	$67,870,461
Depository Receipts	22,823,281	—	—	22,823,281
Mutual Funds	2,073,571	—	—	2,073,571
Preferred Stock	352,983	—	—	352,983
Real Estate Investment Trusts	467,774	—	—	467,774
P-Note	—	311,600	—	311,600
Short-Term Investments	631,011	352,428	—	983,439
Total	$93,646,148	$1,236,961	$—	$94,883,109
International Small Cap
Common Stock*	$9,622,611	$456,766	$—	$10,079,377
Mutual Funds	212,842	—	—	212,842
Short-Term Investments	394,711	—	—	394,711
Total	$10,230,164	$456,766	$—	$10,686,930
Foreign Value
Common Stock*	$3,036,548,045	$72,465,442	$—	$3,109,013,487
Depository Receipts	245,570,798	—	—	245,570,798
Short-Term Investments	241,442,675	—	—	241,442,675
Total	$3,523,561,518	$72,465,442	$—	$3,596,026,960
Foreign Value Small Cap
Common Stock*	$917,396,894	$57,174,960	$—	$974,571,854
Short-Term Investments	67,250,471	—	—	67,250,471
Total	$984,647,365	$57,174,960	$—	$1,041,822,325

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of Level 3 assets for which unobservable inputs were used to determine fair value.
Foreign Value Small Cap Common Stock
Balances as of 3/31/2018	$78,234
Realized gain (loss)	$—
Changed in unrealized appreciation (depreciation)	$(78,234)
Purchases	$—
Sales	$—
Transfer into Level 3	$—
Transfer out of Level 3	$—
Balances as of 3/31/2019	$—
*
Refer to Schedule of Investments for breakout by industry or country.

*
Transfers between Levels are recognized at the end of the reporting period.

*
Emerging Markets World Equity transferred $ 285,038 out of Level 1 into Level 2 and  $202,351 out of Level 2 into Level 1. Foreign Value transferred $243,120,425 out of Level 2 into Level 1. Foreign Value Small Cap transferred $6,860,400 out of Level 1 into Level 2 and $133,636,023 out of Level 2 into Level 1. Small Cap, Quality and International Small Cap had no transfers at period end.

The reason securities were transferred into Level 1 from Level 2 was due to active pricing of the securities and the reason securities were transferred into Level 2 from Level 1 was due to inactive pricing of the securities.
*
For each Fund other than Small Cap and Quality, the aggregate market value of common stock labeled as Level 2 consists of the market value of the common stock labeled as Level 2 in the following industries. For Small Cap and Quality, no common stock was labeled as Level 2 as of March 31, 2019:

	Emerging Markets World Equity	International Small Cap	Foreign Value	Foreign Value Small Cap
Air Freight & Logistics	$—	$206,642	$—	$—
Banks	572,933	140,449	72,465,442	15,050,827
Chemicals	—	—	—	6,860,399
Electric Utilities	—	—	—	20,194,344
Electronic Equipment, Instruments & Components	—	—	—	15,069,390
Food Products	—	109,675	—	—
	$572,933	$456,766	$72,465,442	$57,174,960
Offsetting Assets and Liabilities
The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of their financial statements to understand the effect of those arrangements on their financial position. During the year ended March 31, 2019, the Funds were not subject to any master netting arrangements or similar agreements.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The table below shows the offsetting assets and liabilities relating to the repurchase agreement shown on the Statement of Assets and Liabilities.
Repurchase Agreements	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Gross Amounts not offset in the Statement of Financial Position
				Financial Instruments	Collateral Pledged (Received)	Net Amount
Quality	$1,664,166	$—	$1,664,166	$1,664,166	$—	$—
Emerging Markets World Equity	352,428	—	352,428	352,428	—	—
The table below shows the type and maturity of non-cash collateral in relation to the value of repurchase agreements on the Statement of Assets and Liabilities:
		Maturity
Name	Fund/Collateral Type	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Quality	U.S. Treasury Obligations	$—	$—	$1,664,166	$1,664,166
Emerging Markets World Equity	U.S. Treasury Obligations	—	—	352,428	352,428
The table below shows the offsetting assets and liabilities relating to the securities lending arrangements shown on the Statement of Assets and Liabilities:
Security Lending	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Gross Amounts not offset in the Statement of Financial Position
				Financial Instruments	Collateral Pledged (Received)	Net Amount
Small Cap	$10,398,758	$—	$10,398,758	$10,398,758 (a)	$—	$—
Emerging Markets World Equity	631,011	—	631,011	631,011 (a)	—	—
(a)
Collateral for securities on loan is included in the Schedule of Investments.

The table below shows the type and maturity of non-cash collateral in relation to the value of lent securities on the Statement of Assets and Liabilities:
		Maturity
Name	Fund/Collateral Type	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Small Cap	MoneyMarket	$10,398,758	$—	$—	$10,398,758
Emerging Markets World Equity	MoneyMarket	631,011	—	—	631,011
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Guarantees and Indemnifications
In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as, among other things, this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss with respect to these arrangements to be minimal.
Reorganization of Pear Tree PanAgora Risk Parity Emerging Markets Fund
On May 9, 2018, Emerging Markets World Equity acquired all of the net assets of Risk Parity pursuant to an agreement and plan of reorganization (the “Plan of Reorganization”). The Plan of Reorganization was approved by the Trustees of the Trust on February 8, 2018 for Risk Parity and Emerging Markets World Equity as parties to the transactions contemplated by the Plan of Reorganization (collectively, the “Reorganization”), and separately for Emerging Markets World Equity as the holder of more than 90 percent of Risk Parity’s outstanding voting shares. The other Risk Parity shareholders were not asked to vote on or approve the Plan of Reorganization, and their vote or approval was not required to effect the Reorganization as proposed. The purpose of the Reorganization was to combine two funds with comparable investment objectives and strategies, which, at the time of merger were managed by the same investment sub-adviser.
The Reorganization was accomplished by the exchange of all of the assets of Risk Parity and the assumption by Emerging Markets World Equity of all liabilities of Risk Parity, and then the liquidation of Risk Parity. Risk Parity shareholders (other than Emerging Markets World Equity), which as of the time of the Reorganization held Risk Parity shares, received shares of Emerging Markets World Equity. The Reorganization was intended to qualify for U.S. federal income tax purposes as a tax-free liquidation as to Emerging Markets World Equity in its capacity as a shareholder of Risk Parity, and a tax-free reorganization as to all other shareholders of Risk Parity. For financial reporting purposes, assets received and shares issued by Emerging Markets World Equity were recorded at fair value. For U.S. federal income tax purposes, the cost basis of the assets received from Risk Parity was carried forward to align ongoing reporting of Emerging Markets World Equity’s realized and unrealized gains and losses with amounts distributable to shareholders.
		Emerging Markets World Equity Net Assets
Risk Parity Net Assets	Shares Issued to Shareholders of Risk Parity	Pre Merger	Combined (Post Merger Net Assets)	Tax Status
$61,008,907 *	69,257 Ordinary Shares	$114,570,815	$116,250,121	Non-Taxable
	6,908 Institutional Shares
	— R6 Shares**
(*)
Includes unrealized appreciation in the amount of  $ 16,700.
Includes Emerging Markets World Equity investment in Risk Parity, 6,238,654 shares with an Investment Market Value of $59,329,601.

Includes Capital Loss carryover of  $26,848,456, comprised of  $19,125,018 Short Term Losses and $7,723,438 Long Term Losses. The acquired losses are subject to an annual Section 382 Limit of  $766,783.
(**)
At the time of the Reorganization there were no R6 shareholders in either Risk Parity or Emerging Markets World Equity.

Assuming the Reorganization had been completed on April 1, 2018, the beginning of the annual reporting period of the Fund, the pro forma results of operation (unaudited) for fiscal year 2019 would have been as follows:
Net investment income	$2,106,977
Net realized loss on investments	$(9,363,225)
Net change in depreciation on investments	$(5,942,585)

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Net decrease in net assets resulting from operations	$(13,198,833)
Subsequent Events
In preparing these financial statements, the Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financials were issued. There were no events or transactions that occurred during the period that materially impacted the accounts or disclosures in the Funds’ financial statements.
Security Transactions and Related Investment Income
Security transactions are accounted for on the trade date (i.e., the date the order to buy or sell is executed, which may or may not be the settlement date). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain are recorded as reductions of cost of investments and/or as realized gains. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.
Reverse Repurchase Agreements
When a Fund participates in a reverse repurchase transaction, the Funds’ custodian takes possession through the federal book-entry system of those securities of the counterparty collateralizing the counterparty’s obligation under the reverse repurchase transaction. Collateral is marked-to-market daily to confirm that the market value of the underlying assets remains sufficient to cover the counterparty’s obligation to the participating Fund. The Funds may experience costs and delays in liquidating the collateral if the counterparty or the issuer of the collateral defaults or enters into bankruptcy.
Counterparty Credit Risk
Some transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that the counterparty will not perform obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Fund’s investment manager or sub-adviser to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.
The purchase of participatory notes involves risk that is in addition to the risks normally associated with a direct investment in the underlying securities. A Fund holding a participatory note is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note.
Foreign Currency Transactions
All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the time of valuation. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions,

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
Forward Foreign Currency Contracts
Certain Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.
Spot Foreign Currency Contracts
Certain funds may engage in spot foreign currency contracts. A spot foreign currency contract is an obligation to buy or sell with one currency a specified amount of another currency at the prevailing exchange rate for immediate settlement on the spot date, which is generally T + 2. Although, these transactions are instantaneous and may mitigate unwanted foreign exchange exposure, they are subject to movements in the spot exchange rate (i.e., the prevailing exchange rate at the time of the transaction), which can be unpredictable.
At March 31, 2019, the following Funds had outstanding Spot Foreign Currency Contracts:
Small Cap
Currency to deliver	Local Value	In exchange for	Settlement Date	Unrealized appreciation (depreciation)
United States Dollar	21,854	CAD 29,445	04/01/2019	$(186)
				$(186)
Emerging Markets World Equity
Currency to deliver	Local Value	In exchange for		Settlement Date	Unrealized appreciation (depreciation)
United States Dollar	264,360	TRY	1,488,039	04/01/2019	972
					$972

Mexican Peso	1,599,908	USD	82,631	04/01/2019	$(151)
United States Dollar	3,283	BRL	12,784	04/01/2019	(2)
United States Dollar	9,908	GBP	7,613	04/02/2019	(12)
United States Dollar	528	JPY	58,500	04/03/2019	(1)
					$(166)

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

International Small Cap
Currency to deliver	Local Value	In exchange for		Settlement Date	Unrealized appreciation (depreciation)
Swedish Krona	81	USD	9	04/01/2019	$—
					$—

United States Dollar	544	BRL	2,123	04/01/2019	(2)
United States Dollar	1,560	EUR	1,391	04/01/2019	(1)
					$(3)
Foreign Value Small Cap
Currency to deliver	Local Value	In exchange for		Settlement Date	Unrealized appreciation (depreciation)
Thailand Baht	1,685,896	USD	53,082	04/01/2019	$43
United States Dollar	1,015,777	GBP	778,612	04/01/2019	1,207
Danish Krone	2,702,467	USD	406,172	04/02/2019	296
Euro	1,032,147	USD	1,158,223	04/02/2019	722
Pound Sterling	1,292,380	USD	1,682,679	04/02/2019	1,358
Swedish Krona	3,956,535	USD	425,924	04/02/2019	643
Japanese Yen	791,190	USD	7,142	04/03/2019	6
					$4,275

Japanese Yen	1,748,947	USD	15,849	04/01/2019	$(48)
United States Dollar	204,482	DKK	1,363,611	04/01/2019	(614)
United States Dollar	12,926,158	EUR	11,517,766	04/01/2019	(6,564)
United States Dollar	76,942	PHP	4,068,129	04/01/2019	(532)
Japanese Yen	38,040,384	USD	343,695	04/02/2019	(13)
					$(7,771)
Securities Lending
To generate additional income, each of Small Cap, Quality, Emerging Markets World Equity and International Small Cap from time to time lends its securities to institutional investors using Securities Finance Trust Company (“eSecLending”) as its lending agent. Small Cap, Quality, Emerging Markets World Equity and International Small Cap may each lend up to 30 percent of its assets pursuant to certain agreements (“Securities Lending Agreements”) requiring that the loan be continuously secured. Securities loaned are arranged by eSecLending with certain pre-approved borrowers, typically broker-dealers acting on behalf of institutional clients. The borrowers are required to provide cash or securities as collateral against loaned securities in the amount of 105 percent of the market value of borrowings for loans of non-U.S. equities and non-U.S. fixed income securities, and 102 percent of the borrowings for loans of U.S. equities and U.S. fixed income securities. Collateral is marked-to-market daily. Cash collateral is invested in a registered money market fund that maintains a stable net asset value.
Risks, such as delay in recovery of lent securities, may occur should the borrower of the securities fail financially or should the value of the securities loaned increase above the value of the collateral received. eSecLending provides indemnification insurance via highly rated third-party insurers to cover these potential risks.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2019, the following Funds had collateral and loans outstanding of:
	Value of Collateral	Value of Loaned Securities
Small Cap	$10,398,758	$9,129,267
Emerging Markets World Equity	631,011	592,673
Allocations of Trust Expenses
Trust expenses attributable to a specific Fund are allocated in their entirety to that Fund. Trust expenses that are not attributed to a specific Fund are allocated among all Funds in proportion to the respective net assets of the Funds.
A Fund’s expenses allocable to a specific class of shares of that Fund, such as distribution (12b-1) fees and certain transfer agent fees, are allocated to that class. Fund expenses that are not attributable to a specific class, which includes management fees and custody expenses, are allocated to all classes in proportion to the respective net assets of the Fund’s classes. (See Note 3.)
Income, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentages of adjusted net assets at the beginning of the day. (See Note 3.)
Distributions to Shareholders
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur distribution (12b-1) fees while Institutional Shares and R6 Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.
3. Management Fee, Advisory Fees and Other Affiliate Transactions
Management Fees
The Trust has entered into a management agreement (the “Management Agreement”) with Pear Tree Advisors, Inc. (the “Manager”) with respect to each Fund. Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of investment sub-advisers, is paid monthly based on the average daily net asset value of each Fund for the month. The annual stated contractual rate of such fees is 1.00 percent of the average daily total net assets of each of the Funds except for Small Cap, for which there is an annual rate of 0.80 percent of the average daily total net assets and International Small Cap, for which there is an annual rate of 0.90 percent of the average daily total net assets.
For the period of March 31, 2017 through July 31, 2019, with respect to Foreign Value and Foreign Value Small Cap, the Manager has agreed to waive a portion of its management fees that it would otherwise receive under the Management Agreement such that the actual aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of each such Fund would be calculated using an annual rate of 0.90 percent of that Fund’s Net Assets, as such term is defined in the Management Agreement. Prior to July 31, 2019, this arrangement only may be terminated by the Trustees in their sole discretion.
Beginning December 1, 2013, the Manager has agreed until July 31, 2019 to waive a portion of its management fee relating to Quality Fund such that the aggregate management fee to be received by the Manager during the waiver period would be determined using (a) an annual rate of 0.75 percent of Quality Fund’s average daily net assets if the Quality Fund’s average daily net assets are up to and including

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

$125 million, and (b) thereafter, an annual rate of 0.50 percent of Quality Fund’s average daily net assets for amounts in excess of  $125 million. Prior to July 31, 2019, this arrangement only may be terminated by the Trustees in their sole discretion.
Beginning March 18, 2016, the Manager contractually agreed until July 31, 2019 to waive such portion of the management fees that it would otherwise receive under its agreement with the Trust for serving as investment manager to Emerging Markets World Equity Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets World Equity Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets World Equity Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets World Equity Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets World Equity Fund’s net assets are in excess of $600 million. Prior to July 31, 2019, this arrangement only may be terminated by the Trustees in their sole discretion.
In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap to the extent that the total expenses of Small Cap Fund individually exceed 2 percent of average net assets for any fiscal year. Small Cap Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.
For the year ended March 31, 2019, aggregate management fees exclusive of fee waivers and Fund reimbursements, from all Funds were $40,455,716.
Sub-Advisory Fees
The Manager has entered into sub-advisory contracts with the following sub advisers (collectively the “Sub-Advisers”) to provide investment sub-advisory services to the following Funds: Axiom International Investors, LLC (Emerging Markets World Equity commencing on December 08, 2018)(formerly managed by PanAgora Asset Management through December 7, 2018), Chartwell Investment Partners, LLC, (Quality), PNC Capital Advisors (International Small Cap) and Polaris Capital Management, LLC (Small Cap, Foreign Value and Foreign Value Small Cap).
For services rendered, the Manager pays to the Sub-Advisers of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. During the year ended March 31, 2019, the fees paid by the Manager to the Sub-Advisers of the Funds were as follows:
Small Cap	0.25% of the first $100 million and 0.30% of amounts in excess of $100 million but less than $200 million and 0.325% of amounts in excess of $200 million of average daily total net assets
Quality
Prior to December 1, 2018:
0.10% of the first $100 million and
0.08% of amounts in excess of $100 million but less than $250 million and
0.06% of amounts in excess of $250 million of average daily total net assets,
Effective December 1, 2018:
A fee equal to the flat annual rate of $90,000.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Markets World Equity
Prior to December 8, 2018:
0.25% of the first $300 million and
0.30% of amounts in excess of $300 million but less than $600 million and
0.35% of amounts in excess of $600 million of average daily total net assets
Effective December 8, 2018:
0.35% for the first $100 Million and
0.40% of the amounts in excess of $100 million but less than $200 million and
0.45% of amounts in excess of $200 million of average daily total net assets

International Small Cap	0.30% of the first $35 million, 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of amounts in excess of $200 million of average daily total net assets
Foreign Value	0.35% of the first $35 million and 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of assets in excess of $200 million of average daily total net assets
Foreign Value Small Cap	0.35% of the first $35 million and 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of amounts in excess of $200 million of average daily total net assets.
As of March 31, 2017 and until July 31, 2019, the sub-adviser to each of Foreign Value and Foreign Value Small Cap has contractually agreed to waive its sub-advisory fees such that the aggregate sub-advisory fee that the Sub-Adviser would receive during the waiver period would be calculated using the following annual rates:
Foreign Value	0.30% of the first $35 million and 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of assets in excess of $200 million of average daily total net assets

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Value Small Cap	0.30% of the first $35 million and 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of assets in excess of $200 million of average daily total net assets.
This sub-advisory fee waiver only may be terminated upon the termination of the corresponding management fee waiver, and the corresponding management fee waiver only may be terminated with the approval of the Trustees.
Distribution Fees, including Fees under 12b-1 Plans
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the”12b-1 Plan”), which allows each Fund to pay certain distribution and shareholder servicing activities relating to Ordinary Shares from Fund assets. The Funds also have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the 12b-1 Plan and the Distribution Agreement, the Distributor receives the distribution (12b-1) fees, that is, 0.25 percent of the average daily net asset value of the Ordinary Shares of the Funds, payable monthly.
Holders of Institutional Shares and R6 Shares pay no portion of the 12b-1 Plan expenses of the Funds applicable to Ordinary Shares, and neither Institutional Shares nor R6 Shares are subject to any other distribution plan adopted pursuant to Rule 12b-1. Holders of Institutional Shares and R6 Shares also are not entitled to vote on matters involving the 12b-1 Plan applicable to Ordinary Shares. During the year ended March 31, 2019, the aggregate 12b-1 distribution fees of the Funds were $3,582,394.
Transfer Agent Fees
Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the “Transfer Agent”), pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement, provides that with respect to Ordinary Shares and Institutional Shares, base fees are payable to the Transfer Agent at an annual rate of 0.16 percent of the average daily total net asset value of each such class, and with respect to R6 Shares, base fees payable at an annual rate of 0.01 percent of the average daily total net asset value of R6 Shares. The Transfer Agent also is entitled to reimbursement of out of pocket expenses.
The Transfer Agent has contractually agreed to waive such portion of the base fees that it would otherwise receive for serving as the transfer agent such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of  .04 percent of that Fund’s net assets attributable to Institutional Shares, these waivers are effective as follows:
 March 31, 2017 through July 31, 2020 for Small Cap, Foreign Value, and Foreign Value Small Cap.
 June 1, 2017 through July 31, 2020 for Quality and Emerging Markets World Equity.
 January 1, 2019 through July 31, 2020 for International Small Cap.
Prior to July 31, 2020, these arrangements only may be terminated by the Trustees in their sole discretion.
During the year ended March 31, 2019, the aggregate amount of transfer agent fees paid by the Funds, exclusive of fee waivers, was $3,509,807.
Fund Administration Fees
Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the year ended March 31, 2019, the aggregate amount of fees paid by all Funds pursuant to this agreement was $1,341,499.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The Trustees have approved reimbursement to the Manager for a percentage of the compensation (including benefits) paid by the Manager to the Trust’s Chief Compliance Officer. For the year ended March 31, 2019, the Trust reimbursed the Manager a portion of the Chief Compliance Officer’s compensation in the aggregate amount of $244,487.
Custody and Fund Accounting
Custody and fund accounting services are provided to the Funds by State Street Bank and Trust Company (“State Street”). To the knowledge of the Trust, State Street is not affiliated with the Manager, any Sub-Adviser, or the Distributor. Custody credits generated by interest earned on uninvested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.
Trustees’ Fees
For the year ended March 31, 2019, each Trustee who was not an “interested person” of the Trust, as that term is defined in the 1940 Act, received a fee for serving in that role in the aggregate amount of $39,500, and each of the Chairman of the Audit Committee and the Lead Independent Trustee received additional payments in the aggregate amount of  $3,000. All fees paid to the Trustees were allocated among the Funds in proportion to their respective net assets. Compensation for the services of the Trustee who was an interested person of the Trust during that period was paid by the Manager.
4. Purchases and Sales
During the year ended March 31, 2019, purchases of investment securities other than U.S. Government obligations and short-term investments, by Small Cap, Quality, Emerging Markets World Equity, International Small Cap, Foreign Value, and Foreign Value Small Cap, were $45,884,316, $86,550,332, $173,454,775, $11,450,449, $1,546,739,317, and $693,401,307, respectively. Sales of such securities for the Funds were $29,549,011, $ 83,312,758, $185,674,957, $1,814,575, $362,016,435 and $494,049,453, respectively.
5. Contingent Liability
The Trust maintains a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300 percent of the annual premium, one-third of which was provided in cash, with each Fund’s pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.
6. Concentration of Risk
The relatively large investments of Emerging Markets, and from time to time International Small Cap, Foreign Value and Foreign Value Small Cap, in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of each Fund’s investments and the income they generate, as well as each Fund’s ability to repatriate such amounts.
7. Federal Income Taxes
It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore, no Federal income tax provision is required.
The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.
Certain Funds had capital loss carryovers at March 31, 2019. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.
March 31, 2019
	Capital Loss Carry Forward due to Merger Subject to Limitation (Note 2)	Capital Loss Short Term No Expiration Short Term	Capital Loss Long Term No Expiration Long Term	Total Capital Loss
Small Cap	—	—	—	—
Quality	—	—	—	—
Emerging Markets World Equity	$26,848,456	$12,831,115	$4,751,017	$44,430,588
International Small Cap	—	—	—	—
Foreign Value	—	—	—	—
Foreign Value Small Cap	—	—	—	—
For the year ended March 31, 2019, no capital losses were utilized. Emerging Markets World Equity Fund's acquired losses are subject to an annual Section 382 limit of  $766,783.
Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities. Management has analyzed each Fund’s tax positions, and it has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016-2018, or expected to be taken in the Fund’s 2019 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits with respect to any Fund will change materially in the next twelve months.
The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITS”), mark-to-market valuation on passive foreign investment companies (“PFICS”) held and foreign capital gains taxes accrued. The net tax appreciation/(depreciation) in the table below includes unrealized tax gain/(loss) on foreign currency and investments.
	March 31, 2019
Portfolio	Org Cost	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post October Loss Deferrals	Net Tax Appreciation/ (Depreciation)	Total
Small Cap	$—	$316,963	$690,568	$—	$—	$24,482,730	$25,490,261
Quality	—	158,510	12,269,773	—	—	14,235,961	26,664,244
Emerging Markets World Equity	—	1,371,506	—	(44,430,588)	—	8,240,346	(34,818,736)
International Small Cap	(42,881)	21,512	—	—	—	627,520	606,151
Foreign Value	—	61,459,366	—	—	(6,848,061)	129,543,612	184,154,917
Foreign Value Small Cap	—	—	—	—	(5,219,793)	7,774,070	2,554,277

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

As of March 31, 2019, Foreign Value and Foreign Value Small Cap had $ 6,848,061 and $ 5,219,793 in post-October 31, 2018 capital losses which are deferred until fiscal year 2019 for tax purposes. Net capital losses incurred after October 31, 2018 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.
At March 31, 2019, the tax composition of dividends was as follows:
Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return Of Capital
Small Cap	$80,823	$8,789,136	$—
Quality	2,257,593	19,163,307	—
Emerging Markets World Equity	2,099,870	—	—
International Small Cap	—	—	—
Foreign Value	31,041,452	13,280,163	—
Foreign Value Small Cap	26,244,821	19,794,060	—
At March 31, 2018, the tax composition of dividends was as follows:
Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return Of Capital
Small Cap	$300,639	$6,663,908	$—
Quality	2,107,724	6,574,289	—
Emerging Markets World Equity	1,437,209	—	—
International Small Cap	—	—	—
Foreign Value	20,007,341	—	—
Foreign Value Small Cap	17,923,563	7,885,465	—
Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on a Fund’s net assets or a Fund’s net asset value per share. For the year ended March 31, 2019, permanent differences in book and tax accounting have been reclassified to shares of beneficial interest and distributable earnings.
Increase/(Decrease)
	Shares of Beneficial Interest	Distributable Earnings
Small Cap	$—	$—
Quality	—	—
Emerging Markets World Equity	26,894,294	(26,894,294)
International Small Cap	—	—
Foreign Value	—	—
Foreign Value Small Cap	—	—
The permanent differences primarily relate to net operating losses, return of capital distributions by real estate investment trusts (REITs) and non-REIT securities, foreign currency reclasses, adjustments for sale of shares in passive foreign investment corporations (PFICs), merger wash sales and merger loss adjustments.
Federal Tax Information (unaudited)
Designation Requirements at March 31, 2019
Qualified Dividend Income Percentage
Small Cap	100.00%
Quality	100.00%

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Designation Requirements at March 31, 2019
Emerging Markets World Equity	80.65%
International Small Cap	54.97%
Foreign Value	100.00%
Foreign Value Small Cap	100.00%
The Funds may elect under section 853 of the Internal Revenue Code to pass through foreign tax credit to its shareholders for the year ended March 31, 2019.
The total amount of foreign taxes that is expected to pass through to shareholders and the respective foreign source income are as follows:
	Foreign Tax Credit	Foreign Source Income
Emerging Market World Equity	398,963	3,425,462
International Small Cap	1,460	13,424
Foreign Value	9,462,397	102,974,632
Foreign Value Small Cap	3,330,617	39,111,396

PEAR TREE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of the Pear Tree Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Pear Tree Polaris Small Cap Fund, Pear Tree Quality Fund, Pear Tree Axiom Emerging Markets World Equity Fund, Pear Tree PNC International Small Cap Fund, Pear Tree Polaris Foreign Value Fund, and Pear Tree Polaris Foreign Value Small Cap Fund (the “Funds”), each a series of the Pear Tree Funds (the “Trust”), including the schedules of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, with respect to Pear Tree PNC International Small Cap Fund, the related statement of operations, the statement of changes in net assets, and financial highlights for the period January 30, 2019 (commencement of operations) through March 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 28, 2019

PEAR TREE FUNDS

INFORMATION FOR SHAREHOLDERS

Quarterly Portfolio Disclosure
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds’ web site at www.peartreefunds.com.
Portfolio Proxy Voting Policies and Information
Information on the Funds’ proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2018 is available without charge online at www.peartreefunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.
Household Delivery of Fund Documents
With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see “For Account Information”). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited)

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.
Messrs. Armstrong, Bulbrook, Dunlap and Marshall are members of the Funds’ Audit Committee. Mr. Marshall is the Chair of the Audit Committee. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds’ web site at www.peartreefunds.com or call shareholder services at 1-800-326-2151.
Trustees who are not Interested Persons of the Trust
The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies
Robert M. Armstrong (Born: March 1939)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant Services (1998–Present)	6	None
John M. Bulbrook (Born: July 1942)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984–Present)	6	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies
William H. Dunlap (Born: March 1951)	Trustee	Indefinite Term (October 2006 to present)	President, New Hampshire Historical Society, (Feb. 2010–Present); Principal, William H. Dunlap & Company (consulting firm) (2005– Present); President, EQ Rider, Inc., (equestrian clothing sales) (1998–2008);Director, Merrimack County Savings Bank (2005–Present); Trustee, New Hampshire Mutual Bancorp (2013–Present)	6	None
Clinton S. Marshall (Born: May 1957)	Trustee	Indefinite Term (April 2003 to present)	Principal, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998–Present); CFO, Fore River Company (2002–Present)	6	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Trustees and Officers who are Interested Persons of the Trust
The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Willard L. Umphrey* (Born: July 1941)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	6
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; Unidine Corporation; USB Corporation; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundchek Laboratories

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Leon Okurowski (Born: December 1942)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.; Trustee, Pear Tree Funds (4/17/1985– 9/30/2004)	N/A
Everest USB Canadian Storage, Inc.; Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundchek Laboratories

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Deborah A. Kessinger (Born: May 1963)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)
Senior Counsel (since 9/2004), President (since 8/2007) and Chief Compliance Officer (since 12/2005), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (investment management firm) (2000–2004); Compliance Attorney, Broadridge Financial Solutions (formerly Forefield, Inc.) (software provider) (2001–2004) and Compliance Consultant (2007 to 2016)
				N/A	None
Diane Hunt (Born: February 1962)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Thomas Buckley (Born: April 1985)	Clerk	(July 2018 to Present)
Legal Product Manager, Pear Tree Advisors, Inc.; Compliance Officer, Cantella & Co., Inc. (2/2018 – 7/2018); Compliance and Operations Associate, Arthur W. Wood Company (6/2016 –2/2018); Logistics Supervisor, Planet Eclipse LLC (1/2005 – 6/2016)
				N/A	None
John Hunt (Born: July 1958)	Assistant Clerk	(February 2016 to Present)	Partner, Sullivan & Worcester LLP (4/2016 to present); Partner, Nutter, McClennen & Fish LLP (6/2012 to 4/2016)	N/A	None
•
Trustee has been determined to be an “Interested Trustee” by virtue of, among other things, affiliation with one or more of the Funds’ investment advisor, Pear Tree Advisors, Inc., and the Funds’ distributor, U.S. Boston Capital Corporation.

PEAR TREE FUNDS

MANAGEMENT CONTRACT AND ADVISORY CONTRACT APPROVAL (Unaudited)

Pear Tree PNC International Small Cap Fund Approval of Amendment to Management Contract and Proposed Sub-Advisory Agreement
The Trustees, including the Independent Trustees, oversee the management of each Pear Tree Fund. As required by law, the Trustees, including the Independent Trustees acting separately, determine whether to approve amendments to the Management Contract as well as any new investment sub-advisory agreement.
At their October 19, 2018 meeting, the Trustees considered an amendment to the Management Contract between the Trust and the Manager, as well as a Sub-Advisory Agreement (the “PNC Sub-Advisory Agreement”) between the Manager and PNC Capital Advisors, LLC ("PNC"), in each case with respect to Pear Tree PNC International Small Cap Fund (“International Small Cap Fund”).
In connection with their meeting held on October 19, 2018, the Trustees received and reviewed a substantial amount of information provided by the Manager and PNC in response to requests of the Independent Trustees and their independent legal counsel. The Trustees also considered, with respect to the Manager and its affiliates, information received by the Trustees in connection with the annual approval of the Management Contract and certain other agreements. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and the Independent Trustees also met separately in executive session with their independent legal counsel.
Based on the Trustees’ evaluation of the information provided by the Manager and PNC, as well as other information, the Trustees, including all of the Independent Trustees, determined that the overall arrangements with respect to International Small Cap Fund, and the Manager and PNC, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Manager, its affiliates and PNC, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including the Independent Trustees, unanimously approved the amendment of the Management Contract and the PNC Sub-Advisory Agreement with respect to International Small Cap Fund.
In considering whether to approve those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment of the Management Contract and the PNC Sub-Advisory Agreement with respect to International Small Cap Fund are discussed separately below.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services to be provided by the Manager and PNC to International Small Cap Fund, taking into account the investment objective and strategy of International Small Cap Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Pear Tree Funds, generally. In addition, the Trustees reviewed the resources and key personnel of the Manager and PNC, particularly noting those employees who provide investment and risk management services to the Funds generally and proposed to be provided the International Small Cap Fund. The Trustees also considered other services provided to the Pear Tree Funds by the Manager generally and proposed to be provided by the Manager and PNC with respect to International Small Cap Fund, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Manager’s role as administrator to the Pear Tree Funds, noting the amount of fees that the Manager receives for its services, including the fees the Manager would receive for managing International Small Cap Fund. The Trustees also considered the role of the Manager in monitoring adherence to the Pear Tree Funds’ investment guidelines, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of with respect to International Small Cap Fund and with applicable securities laws and regulations.
The Trustees considered PNC’s current level of staffing and its overall resources, as well as received information relating to PNC’s compensation program. The Trustees reviewed PNC’s history and investment

PEAR TREE FUNDS

MANAGEMENT CONTRACT AND ADVISORY
CONTRACT APPROVAL (Unaudited) (continued)

experience, as well as information regarding the qualifications, background, and responsibilities of PNC’s investment and compliance personnel who are expected to provide services to International Small Cap Fund. The Trustees also considered, among other things, PNC’s compliance program and any disciplinary history. The Trustees also considered PNC’s risk assessment and monitoring processes. The Trustees reviewed PNC’s regulatory history, including whether PNC has been involved in any regulatory actions, investigations or material litigation. The Trustees noted that the Manager, as well as the Pear Tree Funds’ Chief Compliance Officer and her staff, each had conducted a review of PNC and its operations, including regarding investment processes and organizational and staffing matters. The Trustees also took into account PNC’s purported financial condition and that it was a subsidiary of one of the largest banks in the U.S.
The Trustees, including the Independent Trustees, concluded that the nature, extent and quality of the services provided by each of the Manager and PNC to International Small Cap Fund were appropriate and consistent with the terms of the proposed amendment to the Management Contract and the proposed PNC Sub-Advisory Agreement, respectively. They also concluded that the Manager and PNC had sufficient personnel, with the appropriate education and experience, to serve International Small Cap Fund effectively and each had demonstrated its ability to attract well-qualified personnel.
Management Fees and Expenses
The Trustees reviewed the contractual investment advisory and sub-advisory fee rates to be paid by International Small Cap Fund and the Manager, respectively, as well as actual fees paid by each Fund, net of proposed waivers. As part of its review, the Trustees considered International Small Cap Fund’s proposed management fee, sub-advisory fee, and total expense ratio (both before and after giving effect to any expense caps). The Trustees also noted that, because the Manager does not have any clients other than the Pear Tree Funds, it could not consider the comparability of the fees to be charged and the services to be provided to International Small Cap Fund by the Manager and services provided to other clients of the Manager.
On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services expected to be provided by the Manager and PNC, the Trustees, including the Independent Trustees, concluded that the proposed fees and the expense ratio of International Small Cap Fund are reasonable in relation to the services expected to be provided.
Profitability
The Trustees reviewed the level of profits realized by the Manager and its affiliates in providing investment advisory and other services to each Pear Tree Fund and to all Pear Tree Funds as a group (without consideration of International Small Cap Fund). The Trustees considered other direct and indirect benefits received by the Manager and its affiliates in connection with their relationships with the Pear Tree Funds.
The Trustees, including the Independent Trustees, concluded that the profitability of the Manager with respect to each of the Funds, and the profitability range of each of the Manager’s affiliates with respect to its services to the Funds (without consideration of International Small Cap Fund), were reasonable in relation to the services provided.
In considering the cost of services to be provided by PNC and the profitability to PNC of its relationship with International Small Cap Fund, the Trustees noted that the proposed fees under the PNC Sub-Advisory Agreement would be paid by the Manager and not International Small Cap Fund.
Performance of PNC’s Investment Strategy
The Trustees considered PNC’s long-term performance record for accounts following an investment strategy substantially similar to the proposed investment strategy.
Economies of Scale
The Trustees considered information about the potential for each of the Manager and PNC to realize economies of scale as the assets of the Pear Tree Funds and International Small Cap Fund, respectively,

PEAR TREE FUNDS

MANAGEMENT CONTRACT AND ADVISORY
CONTRACT APPROVAL (Unaudited) (continued)

increase. The Trustees also noted that all Pear Tree Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Pear Tree Funds.
Based on all of the information they reviewed, the Trustees, including the Independent Trustees, concluded that the current fee structure of International Small Cap Fund was reasonable.
Other Benefits to the Manager and PNC
The Trustees also considered benefits that accrue to the Manager and its affiliates from their relationships with the Pear Tree Funds. They recognized that two affiliates of the Manager separately serve the Funds as transfer agent and distributor, and each receives compensation directly from the Pear Tree Funds for services provided.
The Trustees also considered potential indirect benefits that PNC and any of its affiliates may receive from PNC’s relationship with International Small Cap Fund, such as the opportunity to provide advisory services to other Pear Tree Funds and reputational benefits.
* * *
After full consideration of the above factors, as well as other factors, the Trustees, including the Independent Trustees, concluded at their October 19, 2018 meeting that each of the proposed amendment of the Management Contract and the proposed PNC Sub-Advisory Agreement, each with respect to International Small Cap Fund, was in the best interest of International Small Cap Fund and its shareholders.
Approval of Proposed Axiom Sub-Advisory Agreement
In connection with the review of the proposed sub-advisory agreement (the “Axiom Sub-Advisory Agreement”), between the Manager and Axiom International Investors LLC ("Axiom"), with respect to Pear Tree Axiom Emerging Markets World Equity Fund ("Emerging Markets Fund"), the Trustees evaluated information provided by the Manager and Axiom in accordance with Section 15(c) of the 1940 Act. The Trustees considered such information and other factors as they believed to be relevant, including the Manager’s recommendations to appoint Axiom as Emerging Markets Fund’s sub-adviser and approve the Axiom Sub-Advisory Agreement, and they did not identify any single factor as controlling.
In considering these matters, the Trustees were advised with respect to relevant legal standards by independent counsel. In addition, the Independent Trustees discussed the appointment of Axiom and the approval of the Sub-Advisory Agreement with the Manager and in private sessions with independent counsel at which no representative of the Manager or Axiom was present.
Nature, Extent and Quality of Services
The Trustees considered Axiom’s current level of staffing and its overall resources, as well as received information relating to Axiom’s compensation program. The Trustees reviewed Axiom’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of Axiom’s investment and compliance personnel who are expected to provide services to Emerging Markets Fund. The Trustees also considered, among other things, Axiom’s compliance program and any disciplinary history. The Trustees also considered Axiom’s risk assessment and monitoring processes. The Trustees reviewed Axiom’s regulatory history, including whether Axiom has been involved in any regulatory actions, investigations or material litigation. The Trustees noted that the Manager, as well as the Pear Tree Funds’ Chief Compliance Officer and her staff, each had conducted a review of Axiom and its operations, including regarding investment processes and organizational and staffing matters. The Trustees also took into account Axiom’s purported financial condition.
The Trustees considered Axiom’s investment process and philosophy. The Trustees took into account that Axiom’s responsibilities would include the development and maintenance of an investment program for Emerging Markets Fund, which would be consistent with Emerging Markets Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities,

PEAR TREE FUNDS

MANAGEMENT CONTRACT AND ADVISORY
CONTRACT APPROVAL (Unaudited) (continued)

as well as the implementation of compliance controls related to performance of these services. The Trustees also received information with respect to Axiom’s brokerage policies and practices, including with respect to best execution and soft dollars.
Axiom Compensation
In considering the cost of services to be provided by Axiom and the profitability to Axiom of its relationship with Emerging Markets Fund, the Trustees noted that the proposed fees under the Axiom Sub-Advisory Agreement would be paid by the Manager and not Emerging Markets Fund.
The Trustees also considered other potential indirect benefits that Axiom and any affiliates may receive from Axiom’s relationship with Emerging Markets Fund, such as the opportunity to provide advisory services to other Pear Tree Funds and reputational benefits.
Proposed Sub-Advisory Fee Rates
The Trustees considered that Emerging Markets Fund pays an investment management fee to the Manager and that, in turn, the Manager would pay sub-advisory fees to Axiom. As noted above, the Trustees also considered the proposed sub-advisory fee payable to Axiom as compared to the sub-advisory fee paid to Emerging Markets Fund’s previous sub-adviser. The Trustees also took into account the fees paid to Axiom to manage certain other portfolios.
Sub-Advisor Performance
The Trustees noted Axiom’s long-term performance record for accounts following an investment strategy substantially similar to the proposed investment strategy.
* * *
After full consideration of the above factors, as well as other factors, the Trustees, including the Independent Trustees, concluded at their November 16, 2018 meeting that the proposed Axiom Sub-Advisory Agreement with respect to Emerging Markets Fund was in the best interests of Emerging Markets Fund and its shareholders.

PEAR TREE FUNDS

SERVICE PROVIDERS

Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Subadvisers
Chartwell Investment Partners LLC, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312
Axiom International Investors LLC, 33 Benedict Place, Greenwich, CT 06830
Polaris Capital Management, LLC, 121 High Street, Boston, MA 02110
PNC Capital Advisors LLC, One East Pratt Street, Fifth Floor-East, Baltimore, MD 21202

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Custodian	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Fund Accountant	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Legal Counsel	Sullivan & Worcester LLP, One Post Office Square Boston, MA 02109
For Account Information	For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.peartreefunds.com

55 Old Bedford Road
Suite 202
Lincoln MA 01773
Address Service Requested
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© 2019 U.S. Boston Capital Corporation
Distributor of the Pear Tree Funds
Member, FINRA/SIPC

ITEM 2.	Code of Ethics

(a)	As of the end of the period covered by this Form N-CSR, Pear Tree Funds has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)(1)	One copy of the Code of Ethics is being filed under Item 12(a) hereto.

(f)(3)	The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-326-2151.

ITEM 3.	Audit Committee Financial Expert

Pear Tree Fund’s Trustees have determined that Mr. Clinton S. Marshall is an “audit committee financial expert,” as defined in Item 3(b) of Form N-CSR. Mr. Marshall is “independent” under the standards set forth in Item 3(a)(2) of Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

(a) - (d) The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant’s principal accountant, Tait, Weller and Baker, LLP (“Tait Weller”).

		FY 2018	FY 2019
Audit Fees*	Tait Weller	$141,000	$121,100
Audit-Related Fees**	Tait Weller	$0	$0
Tax Fees***	Tait Weller	$20,200	$17,300
All Other Fees****	Tait Weller	$0	$0

* “Audit Fees” are fees associated with professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

** “Audit-Related Fees” are fees associated with assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under “Audit Fees

*** “Tax Fees” are fees associated with professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Included with general tax compliance, advice and planning provided by Tait Weller to Pear Tree Funds was a review of Pear Tree Funds’ federal tax filings.

**** “All Other Fees” are fees associated with products and services provided by the principal accountant, other than the services reported as “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

(e)(1)	To the extent required by applicable law, pre-approval by the Audit Committee of the Trustees is needed for:

(i) All audit and permissible non-audit services rendered to the Pear Tree Funds; and

(ii) All permissible non-audit services rendered to Pear Tree Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis.

The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and the related fees to the Chairman of the Audit Committee. Any such member’s decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

(e)(2)	No services in the past two fiscal years of the registrant were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	The following chart shows the aggregate non-audit fees billed by Tait Weller for services rendered to the registrant and the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for each of the last two fiscal years of the registrant.

		2018	2019
Fees	Tait Weller	$39,500	$39,500

(h)	Not applicable.

ITEM 5.	Audit Committee of Listed Registrants

Not applicable.

ITEM 6.	Investments

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

ITEM 10	Submission of Matters to a Vote of Security Holders

Not applicable.

ITEM 11.	Controls and Procedures

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)       There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	Exhibits

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(a)(3)	Not applicable.

(c)	Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pear Tree Funds

By: /s/ Willard L. Umphrey

Willard L. Umphrey, President

Date: June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Willard L. Umphrey

Willard L. Umphrey, President

Date: June 5, 2019

By: /s/ Leon Okurowski

Leon Okurowski, Treasurer

Date: June 5, 2019